Posting Supplement No. 21 dated August 19, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 378406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378406	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378406. Member loan 378406 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,925 / month
Current employer:	Accenture LLP	Debt-to-income ratio:	7.52%
Length of employment:	5 years 11 months	Location:	Dearborn, MI

Home town:	Tenkasi
Current & past employers:	Accenture LLP
Education:	Madurai Kamaraj University

This borrower member posted the following loan description, which has not been verified:

To consolidate all my debt and payoff faster within a year.

A credit bureau reported the following information about this borrower member on February 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,505.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 381628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381628	$7,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381628. Member loan 381628 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	JFP Enterprise LLC	Debt-to-income ratio:	17.57%
Length of employment:	1 year 5 months	Location:	pawtucket, RI

Home town:
Current & past employers:	JFP Enterprise LLC
Education:

This borrower member posted the following loan description, which has not been verified:

investment

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,248.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402791	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402791. Member loan 402791 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	23.14%
Length of employment:	2 years 4 months	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Merrill Lynch, Keith V Holland DDS
Education:	FCCJ

This borrower member posted the following loan description, which has not been verified:

I will use the loan to avoid paying the high interest rates on 3 cards. Would like to have 1 monthly payment instead of 3.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,481.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418566	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418566. Member loan 418566 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Rupp Base	Debt-to-income ratio:	5.52%
Length of employment:	2 years 3 months	Location:	Amherst, NY

Home town:	East Aurora
Current & past employers:	Rupp Base
Education:	Erie Community College

This borrower member posted the following loan description, which has not been verified:

I'll be using this money to invest in real estate.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,313.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 427470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427470	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427470. Member loan 427470 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	espey	Debt-to-income ratio:	16.42%
Length of employment:	10 years 3 months	Location:	gansevoort, NY

Home town:
Current & past employers:	espey
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get out from under my high intrest credit cards (whose rates continue to increase even though i have good credit scores and dont miss payments) and 1 personal loan that i took out last christmas that i didnt realize was almost 30%. i pay more in interest on this one loan then the principal.i used to belong to prosper lending network. i had a loan with them that i paid back and was approved for another before they went into their quiet period. i am a responsible person who even has a small business(racing stable) on the side from my main job. this loan will help me get out from under the debt that prevents me from getting a business loan in 3 yrs to expand.i missed one payment about 4 years ago on my car and it was just because i forgot. i usally set everything up to come out of my bank account but for some reason did not on that loan. it was caught up the following month when i realized it. i thank you in advance for looking at my loan.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	44
Revolving Credit Balance:	$6,302.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428982	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428982. Member loan 428982 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	State of CT DDS	Debt-to-income ratio:	10.84%
Length of employment:	7 months	Location:	PUTNAM, CT

Home town:	Putnam
Current & past employers:	State of CT DDS, Sunrise Northeast, ECSU Dept of Planning and Institutional Research
Education:	Eastern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I'm trying to go back to school, which is unfortunately quite expensive. I make enough in my current job that I can certainly afford loan payments, but would have to wait quite a while to save up enough to pay for my educational expenses up front. In the current economy, only the wealthy and the destitute(the only ones who qualify for much financial aid) can afford to go to school using the more traditional payment types. Because I make enough to live on, I don't have the opportunity to better myself without seeking a loan. My credit history and score are reasonably good, and hopefully will be improving more in the coming years. I always make payments on time, and usually pay more than the minimum, because I don't really like being in debt. Also, the job info. on this site won't really give a good idea of how much I actually make. I recently (January of this year) got a job with the state of CT. In order to accomodate the schedule for it, I dropped myself down to on-call status with my other employer Sunrise Northeast, for whom I've worked for over 5 years. I take extra hours as a I please with both jobs, and therefore make 2-3 times my base pay, which is only about 1200 per month, pretax. Since I am able to take on more time, within certain limits of course, I can work more to pay for extras such as vacation, without sacrificing paying my bills. I believe that I am a good candidate because of the aforementioned, and hope that you will view me as such. Thank you for your time, and I hope that I am approved.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,962.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429311	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429311. Member loan 429311 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,130 / month
Current employer:	Grossmont Schools FCU	Debt-to-income ratio:	10.39%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Grossmont Schools FCU
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I have been in business for 3 years now and will be expanding. Base on our experience, and demand from our customers I would need some investment funds to purchase equipment and build a kiosk. I am very reliable and responsible. One outstanding loan was paid in full in early August.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,577.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429363	$4,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429363. Member loan 429363 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,238 / month
Current employer:	County of Santa Barbara Alcohol, Drug and Mental Health Services	Debt-to-income ratio:	14.18%
Length of employment:	8 years 8 months	Location:	Carpinteria, CA

Home town:	Los Angeles
Current & past employers:	County of Santa Barbara Alcohol, Drug and Mental Health Services
Education:	University of California-San Diego (UCSD), University of Creation Spirituality - New College

This borrower member posted the following loan description, which has not been verified:

I have good credit and approximately $4,500 of credit card debt that I would like to pay off in a consolidated amount over a 36 month period. These obligations have been in place for a number of years and I have never missed a payment, but I feel that I am not making progress.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,254.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431035	$14,075	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431035. Member loan 431035 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sovereign Bank	Debt-to-income ratio:	16.33%
Length of employment:	2 years 3 months	Location:	BRICK, NJ

Home town:	Bridgewater
Current & past employers:	Sovereign Bank, FedEx, Medex EMSI, Boscov's, Wawa, Best Buy Co. Inc., Pathmark Stores
Education:	Brookdale Community College

This borrower member posted the following loan description, which has not been verified:

Always pay bills on time. Just need to consolidate my debt down in order to lower monthly payments and pay debt off in a reasonable timeframe

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,496.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431155	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431155. Member loan 431155 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Armstrong Medical	Debt-to-income ratio:	12.44%
Length of employment:	9 years 2 months	Location:	Arlington Heights, IL

Home town:	Evanston
Current & past employers:	Armstrong Medical, Hubbell Steel Corporation
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

looking to pay down a visa credit card that has a high interest rate.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,488.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431454	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431454. Member loan 431454 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	northern trust	Debt-to-income ratio:	20.69%
Length of employment:	1 year 6 months	Location:	KATY, TX

Home town:	Houston
Current & past employers:	northern trust, Citigroup Inc.
Education:	Trinity University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt. I would like a loan with a rate no higher than 15% and a monthly payment in the 350 range. I would also liek the term of the loan to be 3-5 years

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,053.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 431461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431461	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431461. Member loan 431461 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,767 / month
Current employer:	LBJ hospital	Debt-to-income ratio:	21.48%
Length of employment:	8 years	Location:	HOUSTON, TX

Home town:	san salvador
Current & past employers:	LBJ hospital, harris county
Education:	none

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and student loan

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,529.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432200	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432200. Member loan 432200 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	INTERNAL REVENUE SERVICE	Debt-to-income ratio:	8.61%
Length of employment:	15 years 6 months	Location:	JACKSONVILLE, FL

Home town:	BRONX
Current & past employers:	INTERNAL REVENUE SERVICE, JC PENNEY, Gannett Co., Ross Stores
Education:	Peirce College

This borrower member posted the following loan description, which has not been verified:

I want to pay part of a debt acquired by both my spouse and I charged up with Capital One. I am currently not legally responsible for the debt but I am an authorized user. I have been employed by the same agency for over 15 years and have good credit history.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	68
Revolving Credit Balance:	$19,397.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432649	$4,700	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432649. Member loan 432649 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Screen Actors Guild	Debt-to-income ratio:	3.46%
Length of employment:	8 years 4 months	Location:	MONTEREY PARK, CA

Home town:	monterey park
Current & past employers:	Screen Actors Guild
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I will be using this money to make some upgrades to my family's Thai restuarant that we have owned for about ten years. I think that this will really help us to improve the image of the restaurant and increase our customer base. As it is now we pull in about $1200 a day.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,678.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 432661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432661	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432661. Member loan 432661 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	NYC DEPT. OF EDUCATION	Debt-to-income ratio:	15.17%
Length of employment:	16 years 4 months	Location:	BROOKLYN, NY

Home town:	Georgetown
Current & past employers:	NYC DEPT. OF EDUCATION
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off my credit cards with high intrest rate, I have a reliable track of paying my bills on time. This loan will help me to keep to my routine without falling behind. Thank you Wilbert

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,616.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432697	$13,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432697. Member loan 432697 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	8.67%
Length of employment:	2 years 7 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Macy's Inc.
Education:	Skyline College

This borrower member posted the following loan description, which has not been verified:

My credit cards are not the best way to borrow money and they have a very low limit. To get myself back on track I need to take care of a few things. First of all I need to pay off my credit cards. Second, I have been meaning to pay off the travel expenses that were spent for a wedding. Finally it's time to fix the car in the driveway so I use it for commuting again.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,176.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432730	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432730. Member loan 432730 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	toyota of the bronx	Debt-to-income ratio:	13.32%
Length of employment:	4 years 3 months	Location:	MASSAPEQUA, NY

Home town:	Brooklyn
Current & past employers:	toyota of the bronx, queensboro toyota
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Buying a 50% stake in a up and running as well as profitable family owned business.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$414,475.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432778	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432778. Member loan 432778 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	KAISER PERMANENTE	Debt-to-income ratio:	20.03%
Length of employment:	26 years 3 months	Location:	CASTRO VALLEY, CA

Home town:	San Jose
Current & past employers:	KAISER PERMANENTE, EXXON MOBIL CORP, MACY'S INC.
Education:	Evergreen Valley College

This borrower member posted the following loan description, which has not been verified:

Refinance 27% Credit Card loan and 32% CitiFinancial loan

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,584.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432831	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432831. Member loan 432831 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	LCG Corporation	Debt-to-income ratio:	15.90%
Length of employment:	2 years 2 months	Location:	Laguna Niguel, CA

Home town:	Kansas City
Current & past employers:	LCG Corporation, Natures Image
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

Established Landscaping Contractor needing operating capital for the next couple of months. We are a niche company that specializes in Native Habitat Restoration. We are growing, have approximate $120,000 in receivables. Most of our work occurs Fall through Winter unlike most Landscape companies, We have work lined up for this Fall. Our Website is www.lcgofcalifornia.com

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,018.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432846	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432846. Member loan 432846 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,212 / month
Current employer:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca.	Debt-to-income ratio:	5.02%
Length of employment:	40 years	Location:	Costa Mesa, CA

Home town:	Florence
Current & past employers:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca., Yellow Freight Systems
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

Hi, I just discovered this site and I'm delighted to see what you folks are doing. I'm about to take a vacation and at the same time look for property or land in northern Calif. to retire on. It would be nice to have this extra money so I can do a through search and take in some scenery. I'm a retired Teamsters truck driver but didn't get to see much off road. I have been living in So. Calif. for 40 yrs. I was born and raised in a little desert town in Florence, Ariz. I would like to get away from all the traffic and vast population here. I have high Christian values and have always worked hard for my money and strongly believe in paying back what borrow. Any consideration would be appreciated. Sincerely, Jim Austin

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,724.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432854	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432854. Member loan 432854 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Strategic Staffing Solutions	Debt-to-income ratio:	20.52%
Length of employment:	6 years 1 month	Location:	DETROIT, MI

Home town:	Detroit
Current & past employers:	Strategic Staffing Solutions
Education:	Walsh College of Accountancy and Business Administration, University of Michigan

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan of $20,000 to consolidate credit card debt I incurred while earning my Bachelor????????s of Accountancy from Walsh College. Due to the state of the economy several years ago, I was using credit cards with 0% balance transfer offers and no fee to carry the debt. Moving the funds around as such is no longer quite as feasible. I would like to move away from having several different payments on multiple cards with fluctuating rates, due dates, etc. I am currently employed as a Corporate Disbursements Manager and have been with the same organization for six years. I am a good candidate to receive the loan because I always make good on my debts and as my credit history proves, I don????????t miss payments or default on outstanding debts. I am a very responsible person and this loan will help me to consolidate what is now several different payments, to one easy payment and provides a ???????fixed??????? date for me that I will be out of this debt. I thank you in advance for your consideration and can assure you that I will not be a disappointment.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	38
Revolving Credit Balance:	$21,881.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432929	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432929. Member loan 432929 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Accenture	Debt-to-income ratio:	12.65%
Length of employment:	1 year 8 months	Location:	Houston, TX

Home town:
Current & past employers:	Accenture, JPMorgan Chase & Co., Hewlett-Packard, Chevron Corp.
Education:	University of Houston, Houston Baptist University

This borrower member posted the following loan description, which has not been verified:

I am launching an apparel brand, starting with denim jeans with a unique design concept that was conceived in Sept 2007 that resulted in a design patent that was granted in April 2008. The potential application of this design concept is huge, and currently there is nothing like it in the marketplace. It enables the interchangeability (transform/morph) of different art, quotations, and graphic expressions on display. After the design patent was granted in 2008, I slowly and gradually worked on preparing to get the brand off the ground. This year, after sourcing materials and getting other resources in place, the 1st and 2nd prototypes are finally completed, with the 2nd improving by leaps and bound over the first. To date, I have invested over $10K of my own capital into this venture, not to mention countless hours of work, and I enjoy every minute of it. The loan will be used to take the venture into the next level by mostly funding the first production batch of denim jeans. This production batch will anchor the first of many distribution channel by way of the MorphBrand.com website (currently under construction), and major apparel trade shows in the spring of 2010. I am a good, reliable, and responsible candidate for the loan because I have excellent credit, low debt to credit ratio, and a stable and high income employment history in the still lucrative oil and gas industry in Houston Texas.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,939.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432956	$20,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432956. Member loan 432956 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	MCC Capital LLC	Debt-to-income ratio:	23.40%
Length of employment:	4 years 7 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	MCC Capital LLC
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan to simply refinance my credit card debt to a better rate. I am a very responsible person with an excellent credit history. My credit score is around 730. I have never defaulted on any type of debt in my entire life. I won't have any problem making regular payments because I have a stable income. I simply want to save money by paying lower interest payments.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,620.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432996	$10,550	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432996. Member loan 432996 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Pikarde Technologies Inc	Debt-to-income ratio:	20.57%
Length of employment:	3 years 10 months	Location:	Jacksonville, FL

Home town:	Bonn
Current & past employers:	Pikarde Technologies Inc, Innovative Transportation Solutions Inc, Classic Antiques Inc, Romex Enterprises Inc
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm a computer programmer and book-keeper. I work hard to make sure all my credit accounts are up to date and paid on time. The obstacle I am facing, as an immigrant from Germany, is that I don't have a long credit history to show forth. I got my first credit card when I was 25. I have paid off one car and I have 2 car loans right now. The rates are high, about 18%, however I need transportation and had no choice. Since I have not missed a payment and I value my credit rating very highly, I would like to get ahead and pay off one vehicle, so I can move forward in other areas of my life, such as reducing my debt to income ratio so we can buy our first home soon. I can't get overtime at this time in the economy, so I'm making ends meet with what I have. I don't want to add another debt on myself, I want to replace a high interest rate with a low interest rate. Please give me a fair consideration. Thank you

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433028	$5,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433028. Member loan 433028 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,876 / month
Current employer:	University of Baltimore	Debt-to-income ratio:	13.43%
Length of employment:	2 months	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	University of Baltimore, Provident Bank of Maryland, Crown Optical
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a 29 year old IT professional looking to start a family. I intend to consolidate all creditcard debt into one payment, pay that off, then look into buying a house for myself. In the past 5 years, I have never been late or delinquent on any payments and have enjoyed a generous credit line from my creditors.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,138.00	Public Records On File:	1
Revolving Line Utilization:	42.40%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433080	$10,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433080. Member loan 433080 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Garden State Fuels Inc.	Debt-to-income ratio:	19.85%
Length of employment:	2 years 5 months	Location:	Linwood, NJ

Home town:	Linwood
Current & past employers:	Garden State Fuels Inc., David I. Kalter D.M.D.,P.C.
Education:	Embry Riddle Aeronautical University at Daytona Beach, Flight Safety International, Atlantic Cape Community College

This borrower member posted the following loan description, which has not been verified:

I am a commercial pilot with a B.S. in Aeronautics but I have been struggling to find a job flying for an airline ever since I graduated. So now I live at home, work full time, and I'm currently going to community college part time with hopes of getting into dental school next year. I am 26 years old and consider myself to be a very mature and responsible individual. I incurred about $20,000 in credit card debt my last few years of college because I was a full time student with a part time job and my income didn't quite cover all of my living expenses. I also had to put my last semester's tuition on a credit card. I make enough money to pay all of my bills every month and have a little left over. Unfortunately I am unable to put more then the minimum payment on my credit cards so I'm paying a ton of money in interest and very little towards the principle. I believe that if I can obtain a loan for $20,000 to pay off all of my credit cards with, I will be able to pay that loan off in about 24 months instead of 24 years at the rate I'm going with the minimum payments. My last credit report had a credit score of 717 on it so my credit rating is pretty good. Thank you for your time and I greatly appreciate any help.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,207.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433128	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433128. Member loan 433128 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Water and Wine Ristorante	Debt-to-income ratio:	4.71%
Length of employment:	2 years	Location:	MONMOUTH BEACH, NJ

Home town:
Current & past employers:	Water and Wine Ristorante
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Dear Lenders: This loan represents an opportunity for me to retain some financial security while working and attending school. The option to spread the costs of my Rutgers University tuition and related expenses over time will allow me to comfortably pay rent, eat, work, and go to class without having to zero my bank account in the process. Please consider investing with me. I have an excellent credit history, and this represents a great opportunity for me to finish my education with less stress and a bright future. This loan will allow me to invest in myself while maintaining a secure financial position. Thank you for your time and consideration. Sincerely, Ashley DeBrino

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433170	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433170. Member loan 433170 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Prudential Almon Realty	Debt-to-income ratio:	16.97%
Length of employment:	6 years	Location:	Yakima, WA

Home town:	Seattle
Current & past employers:	Prudential Almon Realty, Prudential Northwest Realty
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking this loan to fund the purchase new photocopiers for my business. I want to avoid using lease financing. My credit score and responsible use of credit speaks to my realistic yet conservative approach to use of debt. I manage my expenses and debt responsibly. The payments on this loan are actually less than our current payments. The payments are not a new expense but actually are a reduction in our monthly cost. Our business is profitable and has solid cash flow. We have been in business for over 25 years. I have 30 years of experience in the industry. Our business is the market leader; we sell more homes and properties than any other real estate company in our county. Our market share has grown to 19%. We beat the industry averages, we have the highest average sales price, lowest market time, higher List Price to Sale Price ratio and, on average our sales people are more productive than any other firm. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$238,348.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433192	$3,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433192. Member loan 433192 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Ann Taylor	Debt-to-income ratio:	3.36%
Length of employment:	2 months	Location:	TALLAHASSEE, FL

Home town:	Miami
Current & past employers:	Ann Taylor, Hollister Co., Victoria's Secret, Aldo Shoes
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am a student at Florida State University. I have gotten into credit card debt trying to keep up on all of my housing bills (utilities, etc.) and school bills and books, not only for myself but helping out my boyfriend (a recent ex marine, who has gone back to school after six years) with his school bills. I want to fix the problem now instead of waiting. I am looking for this loan so I can consolidate my credit payments into one.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,765.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433202	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433202. Member loan 433202 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Wingate at South Hadley	Debt-to-income ratio:	14.48%
Length of employment:	1 year 9 months	Location:	Longmeadow, MA

Home town:	Holyoke
Current & past employers:	Wingate at South Hadley, Healthbridge management
Education:	College of Our Lady of the Elms, Springfield College, Western New England College

This borrower member posted the following loan description, which has not been verified:

I have a credit score of 773 and 15 years of healthcare experience. I am opening a Home Healthcare business and will continue to work full time at my current job as a nursing home administrator. The home care business will provide home health aide, licensed nurses, rehab professionals and social work in the home environment. The home care agency will be fully licensed, insured and bonded.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,076.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433213	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433213. Member loan 433213 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Xceed Financial FCU	Debt-to-income ratio:	7.95%
Length of employment:	1 year 5 months	Location:	Los Angeles, CA

Home town:	Inglewood
Current & past employers:	Xceed Financial FCU, WMC Mortgage Corp
Education:	West Los Angeles College

This borrower member posted the following loan description, which has not been verified:

Would like to consoldate credit card debt.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	78
Revolving Credit Balance:	$18,367.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433236	$11,100	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433236. Member loan 433236 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Executive Management, Inc.	Debt-to-income ratio:	2.27%
Length of employment:	6 months	Location:	Hallandale, FL

Home town:	Chernovtsy
Current & past employers:	Executive Management, Inc.
Education:	State Mining Institute

This borrower member posted the following loan description, which has not been verified:

Since 1989 we are arranging distribution of new vehicles from US and Canada to US, Canadian and European companies. . Our customers are dealerships, trading companies, auto brokers and wholesalers, distributors.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,628.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 433245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433245	$10,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433245. Member loan 433245 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,875 / month
Current employer:	Legacy Health Systems	Debt-to-income ratio:	22.21%
Length of employment:	2 years 1 month	Location:	GRESHAM, OR

Home town:	Portland
Current & past employers:	Legacy Health Systems, Fight Craftsman Inc.
Education:	Portland State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to transfer the location of my current gym to another facility. I currently run a gym that offers boxing, mixed martial arts, and personal training. Presently the gym is located in an industrial park, and is inconvenient to our 131 members, due to the lack of parking. The goal of the gym is to grow and be a more accessible location. There is a need for more equipment to accommodate the members. The current location is approximately 3,000 square feet, while the new location is roughly 5,000 square feet. At times members are forced to exercise close together. Extra space will allow the addition of new equipment and there will be ample room for the members to work out. With the growth of membership space in the facility is scarce. The current location of the gym is simply a loading bay. There is no air ventilation, and the gym gets rather hot and humid. The new location will be beneficial because it has a ventilation system that would create a better comfort level to the members of the gym. Without proper ventilation we run the risk of people having heat related illnesses. Overall the move to this new facility I will be able to better manage the everyday operations of the gym while providing a more comfortable environment for the members to work out. The new location will also provide an enhanced location that is easier to access for members. There will be more space for new equipment, ample space for all of the activities happening daily. I???m an excellent candidate for this loan because I manage my finances responsibly and maintain my credit by paying all of my bills on time. I have a long history of paying car payments and credit card bills on time. With a new location I will be able to acquire more profit for the gym which will be greatly beneficial towards paying the balance of this loan. The payment plan associated with this loan will fit well within my budget. Even if the forecasted growth of the gym was not as projected within the allotted timeline, payment of the loan would not be a hardship. This being said, I appreciate the opportunity of being considered for this loan to further grow my business.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,551.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433290	$14,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433290. Member loan 433290 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	CGI	Debt-to-income ratio:	20.04%
Length of employment:	4 years 1 month	Location:	West Melbourne, FL

Home town:
Current & past employers:	CGI
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm currently employeed and have a very secure job making 110k yearly. Two members of my family unfortunately lost their jobs and also had medical problems which I stepped up and helped, but I got a little steep in debt the last 6 months. Looking to help pay that in a lower rate.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	81
Revolving Credit Balance:	$48,306.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433292	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433292. Member loan 433292 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	US Army	Debt-to-income ratio:	16.37%
Length of employment:	8 years 10 months	Location:	Lindenwold, NJ

Home town:	Linden
Current & past employers:	US Army, Tires Plus
Education:	Camden County College

This borrower member posted the following loan description, which has not been verified:

Credit card debt consolidation

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,583.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433320	$15,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433320. Member loan 433320 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Mytek Network Solutions	Debt-to-income ratio:	19.72%
Length of employment:	3 years 6 months	Location:	Phoenix, AZ

Home town:	Dayton
Current & past employers:	Mytek Network Solutions
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Our business is growing but access to capital is shrinking. American Express continues to shrink our line of credit and we need the working capital to grow our business. We perform fairly sophisticated computer hardware and software projects and purchase/front the required components as part of the project for the customer. The float is about 6 to 8 weeks. We need the additional capital to ease our cash flow. I borrowed $25K from LendingClub investors last year and paid that off early. We have been in business since spring of 2006 and continue to grow despite the external economic factors.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,563.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433328	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433328. Member loan 433328 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Midwest Bank & Trust	Debt-to-income ratio:	7.70%
Length of employment:	4 years 4 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Midwest Bank & Trust
Education:	Concordia University-River Forest

This borrower member posted the following loan description, which has not been verified:

I need this money to pay my undergraduate tuition to order my transcript for my graduate school. This loan would be paid back in full upon applying for a student loan upon my acceptance into the graduate program.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,743.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433347	$7,550	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433347. Member loan 433347 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morrisville Auxiliary Corporation	Debt-to-income ratio:	22.05%
Length of employment:	2 years	Location:	(Syracuse), NY

Home town:
Current & past employers:	Morrisville Auxiliary Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I'm simply looking to consolidate my credit card debt and stop using my cards. Thank you.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	60
Revolving Credit Balance:	$24,604.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433364	$12,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433364. Member loan 433364 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	CBIZ-MMP Inc	Debt-to-income ratio:	5.87%
Length of employment:	11 years 2 months	Location:	BIRMINGHAM, AL

Home town:	Montgomery
Current & past employers:	CBIZ-MMP Inc
Education:	The University of Alabama

This borrower member posted the following loan description, which has not been verified:

I got married last November and paid for the entire wedding. My wife quit her teaching job to prepare for the wedding and the economy turned. She couldn't get a job for this year. She is currently unemployed, but actively seeking employment in other industries. I have a disabled mother-in-law who I help financially. Over the past few months, we have had a string of unexpected expenses. I have a 6 figure job and a great credit rating. I'm looking for a bridge loan to get me through the next several months until a year end bonus. I need a personal loan with no early payment penalty. I'm shopping around my options to see the best loan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,068.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433448	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433448. Member loan 433448 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Michael Stars	Debt-to-income ratio:	18.03%
Length of employment:	10 years	Location:	REDONDO BEACH, CA

Home town:	Torrance
Current & past employers:	Michael Stars, World Linen
Education:	Los Angeles Trade Technical College

This borrower member posted the following loan description, which has not been verified:

I am interested in applying for a personal loan to consolidate my current debt. I am fully employed and have been at my current company for 10 years. I have excellent credit and am timely in monthly payments. The APR with my current credit card company is so high my monthly payments are ineffective. Thanks for your review! Liz Lane

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,422.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433469	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433469. Member loan 433469 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Lennar Corp.	Debt-to-income ratio:	1.62%
Length of employment:	3 years 2 months	Location:	Laguna Niguel, CA

Home town:	Grand Rapids
Current & past employers:	Lennar Corp., Beazer Homes USA, Siemens Dematic
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Solid overall debt to income ratio of ~20%. Loan amount reflects 100% debt balance pending recently scheduled payments Looking to consolidate in order reduce interest rate and set goal date/term for which to be debt free.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$25,063.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433504	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433504. Member loan 433504 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	targer	Debt-to-income ratio:	1.53%
Length of employment:	2 years 2 months	Location:	los angeles, CA

Home town:	Los Angeles
Current & past employers:	targer
Education:	Los Angeles City College

This borrower member posted the following loan description, which has not been verified:

need money for wedding saved up about 10000 need the rest total cost on me its about 25000 i have a good job pays me about 4500 net a month future husband very rich guy but i have to do my part he has his own car dealer so i wont have a problem paying of my loan even on my own

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,903.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433569	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433569. Member loan 433569 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	USPI	Debt-to-income ratio:	13.81%
Length of employment:	1 year 6 months	Location:	Lantana, TX

Home town:
Current & past employers:	USPI
Education:

This borrower member posted the following loan description, which has not been verified:

I am a RN make good money and want to be out of debt in 3 years. I figure by consolidating most of my debt to one loan that amortize to ZERO in 3 years would work best.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,840.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433579	$2,100	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433579. Member loan 433579 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,625 / month
Current employer:	Hohman Plumbing	Debt-to-income ratio:	13.85%
Length of employment:	2 months	Location:	IRWIN, PA

Home town:	Columbus
Current & past employers:	Hohman Plumbing, Frank Hohman
Education:	Community College of Allegheny County

This borrower member posted the following loan description, which has not been verified:

This loan is primarily to cover two semesters of my plumbing apprenticeship program. The remainder is to consolidate misc debts into a single lower interest payment

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,663.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433581

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433581	$12,300	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433581. Member loan 433581 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Border International Trucks	Debt-to-income ratio:	22.12%
Length of employment:	1 year 5 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	Border International Trucks, Limited Brands Inc., Sears Holdings Corporation
Education:	Western Technical College

This borrower member posted the following loan description, which has not been verified:

The loan being applied for is to consolidate all my credit cards and become debt free. Upon being approved I would close all the credit cards with the exception of one (the lowest credit limit, $600) due to it being a necessiity to reserve services such as a hotel room or rent a car. I've always made my payments on time and my credit is still in good standing. I want to consolidate my credit cards because I feel its beginning to get out of control and I would rather be proactive before my credit goes bad. Ive racked up some debt recently due to my car breaking down several times now. One of my dogs also aquired a severe infection in his ears leadings to costly visits and an operation coming up shortly. The credit cards' APR is rather high and if I could, I would greatly appreciate the opportunity to consolidate and receive a lower interest so I can finally get rid of the credit cards. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,537.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433598	$1,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433598. Member loan 433598 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Yamato Restaurant	Debt-to-income ratio:	18.26%
Length of employment:	1 year 9 months	Location:	Ventura, CA

Home town:
Current & past employers:	Yamato Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

This money is being used to pay for car regristration, smog check and minor repairs.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,150.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433667	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433667. Member loan 433667 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	16.63%
Length of employment:	9 years 6 months	Location:	Colorado Springs, CO

Home town:	Colorado Springs
Current & past employers:	Lockheed Martin Corp., Arrowhead Space and Telecomunications, Broadmoor Hotel, United States Army, United States Army National Guard
Education:	Colorado Technical University

This borrower member posted the following loan description, which has not been verified:

I have recently undergone a divorce and have taken over all of the debt obtained throughout the course of my marriage. This is in an effort to ensure that the debt is taken care of. I would like to consolidate all of my debt to ease the manageability of paying everything off. It is my goal to become 100% liquid and eliminate all debt. Your help in this endeavor is greatly appreciated.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,299.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433725	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433725. Member loan 433725 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	W.G.CARR CO	Debt-to-income ratio:	21.48%
Length of employment:	5 years	Location:	STERLING, VA

Home town:	AL KOURA - BSARMA
Current & past employers:	W.G.CARR CO, Chevy Chase Bank, Target
Education:	Marymount University, Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concerns: The reason for the loan is to pay off a credit card for $7,500 with a 25% Interest Rate and apply the rest of the $12,500 towards another credit card with a 16% interest. A year and a half ago, I decided to help out my father and pay off his credit card debts. So, I transferred about $20,000 onto my credit card that had a 0% interest for about a year, then the interest went up to 13%, then 25%. I have never been late on any of my payments. Never! I have always made more than the minimum. My history in the credit report should tell all. I am absolutely reliable without a shadow of doubt. To show you a glimpse of my how responsible I am. Not only am I helping my father be out of debt, I also am attending Marymount University full-time, enrolled in their MBA program with a 3.86 GPA. In addition, I hold a full time job. I will be able to make $1000/month easily without any trouble. Most likely, I will be making a $1,500/month until the balance is paid in full. Thank you, Toni Ghazi

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,556.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433767	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433767. Member loan 433767 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Jabil	Debt-to-income ratio:	14.55%
Length of employment:	1 year 11 months	Location:	Brandon, FL

Home town:	Brook
Current & past employers:	Jabil
Education:	University of South Florida, MBA, Saint Mary's College, BA

This borrower member posted the following loan description, which has not been verified:

Hello everyone, I am 35 years old, married, with a new son. My husband and I have combined annual salaries of $170K, excluding bonus and commission potential which is also significant. I (we) incurred significant credit card debt when planning our wedding in early 2007 and then from helping my mother through difficult times. Though that debt was incurred at less-than-ideal interest rates and I received countless offers to consolidate, I didn't do so because I felt obligated to pay it at the agreed upon rate (i.e., the lenders lent me the money expecting a 20% return, I knew that at the time of the loan, therefore in good faith I should leave it at that rate rather than try to lower my interest rate. Since that time, I have faithfully made payments above the minimums and have reduced the original debt. Unfortunately, given the current credit crisis, every time I make a payment, the lenders are now reducing my overall limit. SO, while it looks like I'm using 90% of my available credit, using pre-reduction credit limits, I would be at 67%. Still not ideal, but clearly moving in the right direction. I understand the credit card companies' desire to reduce their risk in the current environment, but I have demonstrated that I am not a risky investment. I have been nothing but highly profitable for them. With or without your help, I intend to be debt free (minus student loans) by the end of 2010. With your help, I will be able to get there faster. Please consider this investment. I will not disappoint you.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,839.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433777	$8,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433777. Member loan 433777 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Comsys	Debt-to-income ratio:	14.28%
Length of employment:	3 months	Location:	San Antonio, TX

Home town:	Mobile
Current & past employers:	Comsys, GMAC, Robert Half International
Education:	Auburn University Main Campus, The University of West Florida

This borrower member posted the following loan description, which has not been verified:

Current $8,200 balance on 23.9% credit card. I would like to pay down and borrow to pay it off at a lower rate. Thank you.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	68
Revolving Credit Balance:	$8,180.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433823	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433823. Member loan 433823 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Klufa Enterprises	Debt-to-income ratio:	16.03%
Length of employment:	3 years 8 months	Location:	Pilot Point, TX

Home town:	Tonkawa
Current & past employers:	Klufa Enterprises, L & S Machine, Learjet/Bombardiar, Aircraft Instruments & Development, Inc
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am partnering with someone who has already run a successful restaurant in the location we have picked. The landlord lost the building and so she lost her lease. We have looked at the growth estimated for North Texas and know that this is a time to move. We have a tentative negotiated lease at a very reasonable amount for this area, we have compiled a list of needed materials, we have estimated our sales based on past experience, we have layed out the floorplan and we have built in our plan for growth. My partner already operates a successful and respected restaurant in the Dallas area.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,747.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433824	$4,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433824. Member loan 433824 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,542 / month
Current employer:	Division of Child Support	Debt-to-income ratio:	14.38%
Length of employment:	5 years	Location:	YORKTOWN, VA

Home town:	Dover
Current & past employers:	Division of Child Support, Us Bank, Nations Bank NA
Education:	Delaware State College

This borrower member posted the following loan description, which has not been verified:

I am using the money for a downpayment on a vehicle. I have a vehicle and co signed for a friend for a vehicle about a year ago. They came upon hard times and are unable to afford the vehicle. I traded both vehicles,and the financial institution could only finance up to 110% of the msrp of the new vehicle. So I have to make a downpayment of $4000.00. I know in today's society having good credit is very important,and I work very hard to maintain a good credit rating.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,549.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433827	$16,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433827. Member loan 433827 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,750 / month
Current employer:	tire kingdom	Debt-to-income ratio:	14.65%
Length of employment:	11 years	Location:	dumfries, VA

Home town:	fairfax
Current & past employers:	tire kingdom, mr. tire
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

looking to pay credit card off

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	78
Revolving Credit Balance:	$26,387.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433869	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433869. Member loan 433869 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Total Marine Solutions	Debt-to-income ratio:	14.19%
Length of employment:	7 years 11 months	Location:	Pembroke Pines, FL

Home town:	Weehawken
Current & past employers:	Total Marine Solutions, Unitor Ships Service
Education:	Monmouth College, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Last year I bought a home while the market was low which took months to close on, short sale. It was a good deal but the house needed some work, and I developed debt in order to complete the work. I am able to pay the debt, however, the increase has affected my credit score. I am looking to reduce my payments while at the same time increasing my score. I am a reliable, Managing Director with a small secure firm. I will look to pay the debt off as soon as possible, likely before the term.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	63
Revolving Credit Balance:	$31,076.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433890	$3,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433890. Member loan 433890 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Great Hearts Academies	Debt-to-income ratio:	10.32%
Length of employment:	1 year	Location:	CAVE CREEK, AZ

Home town:	Concordia
Current & past employers:	Great Hearts Academies, St. John's College, KSU Speech Dept, Coldstone Creamery
Education:	St. John's College, Kansas State University, Cloud County Community College

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to cover a cosmetic surgical operation.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,376.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433904	$5,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433904. Member loan 433904 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	California National Guard	Debt-to-income ratio:	0.25%
Length of employment:	5 years 1 month	Location:	antelope, CA

Home town:	Sacramento
Current & past employers:	California National Guard, United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am a full time soldier for the California National Guard. I have served 10 years in the Army and plan on serving many more. I returned this month from my second tour in Iraq and would like to consolidate my debt. I am a home owner along with my wife and two children. I would like to pay off my two cars and my two credit cards.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$521.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433916	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433916. Member loan 433916 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,575 / month
Current employer:	Mike's Millwork and Home Improvement LLC	Debt-to-income ratio:	9.83%
Length of employment:	10 years	Location:	CANAAN, CT

Home town:	Sharron
Current & past employers:	Mike's Millwork and Home Improvement LLC, Rose Hill Kitchen & Bath LLC
Education:	SUNY College of Agriculture and Technology at Cobleskill, Keystone College

This borrower member posted the following loan description, which has not been verified:

Short term loan to pay for wedding expenses.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,353.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 433976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433976	$6,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433976. Member loan 433976 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	PCB Piezotronics	Debt-to-income ratio:	24.04%
Length of employment:	1 year 4 months	Location:	Amherst, NY

Home town:	Saratoga Springs
Current & past employers:	PCB Piezotronics, Boston Scientific
Education:	SUNY at Buffalo, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase 15% of a small business and will use the money for this. I have a full time job that I will continue to have. I can repay the loan with my income from my full time job alone. I have a degree in mechanical engineering and currently work at a manufacturing facility as a manufacturing engineer. The business I am buying is a company that helps people with invention ideas get their ideas to market. Rather than the high upfront costs that are normally charged with this type of service we plan on taking a much smaller amount up front but then taking a larger percentage of the profit from the sales of the product. The company was started in the past year by two local engineers who have over 50 years of experience. I plan on using this money to buy a percentage of their company and help them get their first few products to market. They currently have 15 ideas that are under contract but only have enough resources to work on 7 so my money and experience with help move the projects along.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$665.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433988	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433988. Member loan 433988 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	TurnKey Network Solutions	Debt-to-income ratio:	4.31%
Length of employment:	1 year	Location:	GRAND RAPIDS, MI

Home town:	Philadelphia
Current & past employers:	TurnKey Network Solutions, TurnKey Network Solutions
Education:	University of Arizona

This borrower member posted the following loan description, which has not been verified:

I intend to use the funds to buy a 2006 Harley Davidson. I am pooling most of my own cash for a house purchase so I would like this loan to supplement the $4000 I will be putting down on the motorcycle. I have a stable job as a COO of a telecom infrastructure company, an excellent credit rating and a very low debt to income ratio along with a solid six figure salary. Banks do not typically have a used motorcycle loan catagory, that is why I am pursuing this personal loan.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	49
Revolving Credit Balance:	$205.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433996	$6,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433996. Member loan 433996 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,342 / month
Current employer:	TCFFCU	Debt-to-income ratio:	23.64%
Length of employment:	3 years 11 months	Location:	Bronx, NY

Home town:	riverdale
Current & past employers:	TCFFCU, country bank
Education:	hunter

This borrower member posted the following loan description, which has not been verified:

About 10 years ago a party other than myself ran up all my credit cards. Since that time I have been working to pay off the 15,000 in debt I was put in. It has been a viscous cycle, as I work to pay my cards, and I have had to use the cards to live off of. I am very responsible, as I do not have late payment and my payments are made well ahead of the due date. If my score is on the low side it is because of the revolving debt, and high balances. My main problem is there are to many cards with too high of an interest rate and monthly payments. I would like this loan to clear up those balances and close out the cards. I would like to be able to start a life being debt free and able to save money.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,512.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433999	$9,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433999. Member loan 433999 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Media Infocus Studios	Debt-to-income ratio:	21.17%
Length of employment:	8 years 6 months	Location:	Plymouth, CT

Home town:
Current & past employers:	Media Infocus Studios
Education:

This borrower member posted the following loan description, which has not been verified:

My husband and I own a company that has been shooting and editing commercials for web and TV for 8 years. Our old equipment is for standard definition broadcast video only and in order to deliver the best quality for our clients this upgrade is necessary. The requested load is for a Sony XD Cam, which meet 100% broadcast specifications shoots full, pro level HD video at 1080p. http://www.bhphotovideo.com/c/product/563219-REG/Sony_PMW_EX3_PMW_EX3_XDCAM_EX_HD.html The total of the loan will cover the camera and extended Sony 3 year warranty on the camera. Our business has full insurance on all production gear, including theft and damage on location (including water damage) that would cover this equipment in the event of total loss for full replacement value. You can view our work on our website to validate our skills and history. http://www.mediainfocus.com. See the tab for video production and also web. Thank you, Kristen

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434000	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434000. Member loan 434000 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	All Animal Clinic	Debt-to-income ratio:	22.98%
Length of employment:	n/a	Location:	Hattiesburg, MO

Home town:	Pensacola
Current & past employers:	All Animal Clinic, Adventist Health Center, Victoria's Secret
Education:	Mississippi State University, University of Southern Mississippi, Pearl River Community College

This borrower member posted the following loan description, which has not been verified:

I graduated from vet school 2 years ago and I have several credit cards that have crazy interest rates and large balances. I have made a large dent in my debt over the last 2 years and I am wanting to completely rid myself of these credit cards. I have been to the bank but cannot get that kind of money from them because although my credit is excellent, I have no equity. I hope this will be my out. I make 79,000/year.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,114.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434021	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434021. Member loan 434021 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	DLW Consulting	Debt-to-income ratio:	0.01%
Length of employment:	5 years 3 months	Location:	North Hills, CA

Home town:
Current & past employers:	DLW Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to use the amount to cover for sons wedding expense. My son is entering into an adulthood, getting married and becoming a family man. By applying for this loan, I will be helping him to become a responsible man. He is the one who will be making payments on this loan, and I strongly believe that this will teach him great responsibilty life lesson. If he dont, I will take care of this loan without a problem since the same lesson was taught by my father exactly the same way.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,321.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434022	$2,800	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434022. Member loan 434022 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	Millen United Methodist Church	Debt-to-income ratio:	15.15%
Length of employment:	1 year 2 months	Location:	MILLEN, GA

Home town:	Augusta
Current & past employers:	Millen United Methodist Church, Magnolia Manor Methodist Retirement Home, Magnolia Springs State Park
Education:	Georgia Southwestern State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to finance a new vehicle. I have always done well with paying my bills on time and money management. Thank you for your condieration of this loan.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,146.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434023	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434023. Member loan 434023 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,534 / month
Current employer:	Wells Fargo Bank	Debt-to-income ratio:	18.26%
Length of employment:	20 years 3 months	Location:	PALM SPRINGS, CA

Home town:	Taipei
Current & past employers:	Wells Fargo Bank
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

I would like like to consolidate my credit card debts into one single loan and decrease the APR. By consolidating my credit card debts, I would be able to decrease the number of credit cards I have into 1 to better manage my spending. I would be a good candidate for the loan because I am a very responsible person and very stable since I have been working for the same company for the past 20 years.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,207.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434048	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434048. Member loan 434048 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	the single file	Debt-to-income ratio:	15.97%
Length of employment:	15 years 3 months	Location:	AUSTIN, TX

Home town:	Manchester
Current & past employers:	the single file
Education:	University of Texas, Georgia State University DCCC, ACC

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt to ease my financial situation and facilitate my impending divorce. I have a good credit score and my payment history is reflected in my credit report. i intend to autodraft my payment and agree to a repayment schedule as short as three years.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$22,082.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434050	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434050. Member loan 434050 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Banfield	Debt-to-income ratio:	3.60%
Length of employment:	3 years	Location:	New York, NY

Home town:	Miami
Current & past employers:	Banfield
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

I need this loan for debt consolidation and home furnishing ie remodeling kitchen and buying new furniture. I would prefer to have this debt as a consolidated one rather than as revolving debt on a credit card.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.04%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434055	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434055. Member loan 434055 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,538 / month
Current employer:	Total technology Solutions	Debt-to-income ratio:	12.50%
Length of employment:	10 years	Location:	forest hills, NY

Home town:	Fair Lawn
Current & past employers:	Total technology Solutions, self
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a car and limo service. Business has been around for over 10 yrs with a excellent reputation in the area Will be generating revenue from the get go Owner is looking to retire and would like to sell to my family who has been in the business for many yrs I will still be running my current business

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	24
Revolving Credit Balance:	$21,048.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434063	$6,700	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434063. Member loan 434063 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Chuck Redding	Debt-to-income ratio:	10.08%
Length of employment:	2 years 6 months	Location:	St.petersburg, FL

Home town:	Baltimore
Current & past employers:	Chuck Redding, Bob Horgrafes, Tim White
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan of six thousand dollars to fix up my kitchen, it is in dire need of repair and thought Lending club/E loan could help me.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,007.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434074

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434074	$15,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434074. Member loan 434074 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	1)-Yavapai Regional Medical Center 2)- Dr. cantors office	Debt-to-income ratio:	9.05%
Length of employment:	3 years	Location:	PRESCOTT, AZ

Home town:	San Salvador
Current & past employers:	1)-Yavapai Regional Medical Center 2)- Dr. cantors office, Columbia Presbyterian Hospital, Nyack Hospital
Education:	York College, Institute of Allied Medical Proffesions, Yavapai College

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate credit card debt into one monthly payment, looking for better rates with the ultimate goal of becoming debt free. I am a very reliable, responsible individual with a good credit history; who works in the health care industry as a Cardiac Sonographer.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,760.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434076	$13,300	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434076. Member loan 434076 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,323 / month
Current employer:	J.Kings Foor Service Professionals	Debt-to-income ratio:	4.60%
Length of employment:	7 years 4 months	Location:	Patchogue, NY

Home town:	San Salvador
Current & past employers:	J.Kings Foor Service Professionals
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to take a loan out to refinance my credit card debt. Here is a detailed breakdown of what I owe: American Express: $5,000 Suffolk Federal Credit Union Visa: $4,500 Bank Of America Visa: $1,300 Discover Card: $500 Suffolk Federal Credit Union Line of Credit: $2,000 I am paying many different interest rates above 20% APR on these cards and will probably cancel them when I pay them off.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,086.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434092	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434092. Member loan 434092 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,642 / month
Current employer:	Unified Grocers	Debt-to-income ratio:	17.09%
Length of employment:	34 years 2 months	Location:	Newport Beach, CA

Home town:	Portland
Current & past employers:	Unified Grocers, University of California at Irvine
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

In a six month period that included two heart attacks, a bout with E-coli and Toxic Shock Syndrome followed by a spinal reconstruction, my wife is finally back on the road to full strength. We had insurance, but that didn't cover the time that I lost and overtime is my bread and butter income. Now, add the companies increasing, even doubling their finance charges. We have 12% and 14% cards that are now 24.9%, and their reason why when I called? Just because they could! Now who knows what's coming down the road. If you can help we can do more than thank you, we can pay you. We have never defaulted on anything. Thank you.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,379.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434127	$6,125	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434127. Member loan 434127 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,283 / month
Current employer:	Robinson Helicopter	Debt-to-income ratio:	12.86%
Length of employment:	n/a	Location:	Redondo Beach, CA

Home town:	Charlottesville
Current & past employers:	Robinson Helicopter, Sikorsky Aircraft, The Boeing Company, Eclipse Aviation, University of Michigan Residential Computing
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

This loan would let me pay off the lien on my car and sell it to recoup losses from an auto collision, and help me purchase a newer car. My current car was a total loss because of front body damage and airbag use, but still runs and maintains significant value because of its working parts. I've received offers from $1,500 to $2,000 for it on Craigslist (it's a 2001 Honda Accord with 99,201 miles, bought used for about $7,900). My insurance did not cover the loss because I was at fault for the accident, and I had selected minimal coverage (foolish, I now realize). I request $6,100 as the minimum I'd need to pay off the car within two weeks after using savings and my regular disposable salary. I'm now using mass transit to go to work, but prefer and will need a car in the future (additionally, the $/mile cost is the same as driving for my commute). Why you should considering lending to me: I have a high credit score and a high income. Most of my debt is federally subsidized tuition loans, which is low rate and long term (though I'm paying it off as quickly as I can). I'm usually very financially responsible. I funded and opened my Roth IRA when I was 20 (four years ago) currently valued at $6,000 (I'd rather not dip into my IRA yet, with the early withdrawal penalties) and live modestly (thanks to having inexpensive hobbies). I could have my parents pay this off, but I'd rather handle my own mistakes. I originally selected minimal auto insurance coverage because I'd been a good driver for the eight years prior (drove extensively, everywhere), and wanted to save money. Last, my engineering degrees have taught me the value of numbers, and gave me the discipline to understand financial situations that depend on them. I've learned from this incident and will be paying for better auto insurance in the future.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,583.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434141	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434141. Member loan 434141 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,158 / month
Current employer:	Duval County Public Schools	Debt-to-income ratio:	16.31%
Length of employment:	3 years	Location:	Jacksonville, FL

Home town:	Philadelphia
Current & past employers:	Duval County Public Schools
Education:	University of North Florida, Queens University of Charlotte

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards now in order to boost my credit score. I was a victim of credit fraud and I'm doing everything I can to get my score back in shape! I'm a teacher of four years with a great head on my shoulders and have never had a late payment! I have my BA in English and am currently pursuing my MA.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,967.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434143	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434143. Member loan 434143 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Utopic Results LLC	Debt-to-income ratio:	6.89%
Length of employment:	7 years 2 months	Location:	Ashburn, VA

Home town:	Takoma Park
Current & past employers:	Utopic Results LLC, Community Bank of Northern Virginia
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Buying a house with ARV value of 310K for 177,200. I need 20k for repairs which include new shingles for roof, new carpets, paint, new light fixtures, new kitchen cabinets and miscellaneous handy man repairs. Once repairs are completed house will be sold for 310 and loan will be repaid.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,068.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434155	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434155. Member loan 434155 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Global Vision International	Debt-to-income ratio:	1.61%
Length of employment:	5 years 4 months	Location:	Palmdale, CA

Home town:	Denver
Current & past employers:	Global Vision International
Education:	Community College of Denver

This borrower member posted the following loan description, which has not been verified:

My Wedding coast is about $40000.00 , I do have the Half of that in my savings account, looking for the other half to make it HAPPEN!!!

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,757.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434191	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434191. Member loan 434191 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Allied Medical service inc	Debt-to-income ratio:	4.33%
Length of employment:	8 years 6 months	Location:	New Port Richey, FL

Home town:	Cincinnati
Current & past employers:	Allied Medical service inc
Education:

This borrower member posted the following loan description, which has not been verified:

First and foremost thank you for taking the time to consider me for this loan. I am trying to consolidate my debt so i can better my situation and get married. I am trying this type of service before a bank loan because the concept is brilliant and cant wait to give back once im in the postion to do so. I am a good candidate for this loan because??? I take responsibilty for my actions and want to be in a postion to get married without the worry of to much debt. Thank you again for the consideration.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,341.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434195	$2,500	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434195. Member loan 434195 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	artistic enhancements	Debt-to-income ratio:	15.04%
Length of employment:	3 years 1 month	Location:	Mary Esther, FL

Home town:	sulphur springs
Current & past employers:	artistic enhancements, USAF
Education:	soothing arts healing therapies

This borrower member posted the following loan description, which has not been verified:

nav system

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,909.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 434197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434197	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434197. Member loan 434197 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Stratus Group Inc.	Debt-to-income ratio:	22.06%
Length of employment:	15 years 6 months	Location:	Trenton, OH

Home town:	Hamilton
Current & past employers:	Stratus Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like this loan to pay off my high interest credit cards and some medical bills.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	28
Revolving Credit Balance:	$24,971.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434223	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434223. Member loan 434223 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Village of monroe police dept	Debt-to-income ratio:	9.87%
Length of employment:	9 years 2 months	Location:	Washingtonville, NY

Home town:	Poughkeepsie
Current & past employers:	Village of monroe police dept, village of monroe police dept
Education:	Orange County Community College

This borrower member posted the following loan description, which has not been verified:

Very good on paying have never been late. would like to put all into 1 payment

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,255.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434231	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434231. Member loan 434231 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,100 / month
Current employer:	n/a	Debt-to-income ratio:	21.14%
Length of employment:	15 years	Location:	Akron, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Expansion of business services to include Medicaid patients. Company profile I own and operate a non emergency medical transport company. We transport non ambulatory patients who use wheelchairs to medical appointments, dialysis, cancer treatments, physical therapy, VA hospital and hospital discharges. We also transport clients to family events, airports, mall outings and Sunday church services. We are currently going through the Medicaid licensing process which will allow for us to expand our business services to include, non ambulatory patients as well as MR/DD clients. We should be licensed by mid September. I am an excellent candidate for this loan because: I have a good credit score, have not been late on any of my obligations, have never had any delinquencies, and I have a business that is recession proof. With more and more Americans aging, my company will grow well into 2030. All money is guaranteed to be reimbursed monthly through the Medicaid program. Money will be used to purchase a van for ambulatory clients and MR/DD patients who do not require a wheel chair lift van. It will also be used to replace the transmission on our second wheel chair lift van. Our business services will increase by approximately 70% with our company participating in the state Medicaid program. We will continue to offer private pay as well. We have a waiting list established for our Medicaid clients.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,079.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434233	$4,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434233. Member loan 434233 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	KWC-TV	Debt-to-income ratio:	17.16%
Length of employment:	8 years 5 months	Location:	harvey, LA

Home town:	Houston
Current & past employers:	KWC-TV
Education:	Louisiana State University

This borrower member posted the following loan description, which has not been verified:

Hello, my ex wife has custody of my 17 year old daughter. My ex wife lost her job and can not afford to pay for my daugters senior year of private school. My daughter should not have to suffer because of the bad economy. She has good grades and has already applied for colleges. I have good credit and can afford to pay in installments if this loan is approved. Thanks for your help.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,623.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434244	$15,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434244. Member loan 434244 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,867 / month
Current employer:	IBM	Debt-to-income ratio:	15.58%
Length of employment:	18 years 6 months	Location:	Atlanta, GA

Home town:	Somerville
Current & past employers:	IBM, The Travelers Companies Inc.
Education:	University of Pennsylvania, mba, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Just moved from Atlanta to Georgia in January. In process of consolidating debt and would like to do under this loan

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	69
Revolving Credit Balance:	$17,057.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434265	$15,850	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434265. Member loan 434265 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Country Kids	Debt-to-income ratio:	22.66%
Length of employment:	8 years 8 months	Location:	New Milford, CT

Home town:	Brookfield
Current & past employers:	Country Kids
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

I am trying to get a personal loan to help me consolidate all of my debt. I am a young professional with a full time job, and I am also trying to put myself through school to further my degree. I own my own condo in New Milford but, unfortunately, today's market will not allow me to pull equity from my home in order to consolidate my debt. I am an all-around responsible individual, as I have never made a late payment, filed for bankruptcy, or defaulted on any of my loans or other financial obligations. I have tried numerous financial institutions time, and time again to try and get a personal loan; the main purpose being to consolidate my debt at a lower interest rate. Needless to say, I have had no luck...as we all know, borrowing from the banks has become increasingly difficult these days, which is why I have turned to the Lending Club. Please Help! Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,643.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434269	$15,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434269. Member loan 434269 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Irvin Trucking	Debt-to-income ratio:	5.34%
Length of employment:	4 years 5 months	Location:	akron, OH

Home town:	akron
Current & past employers:	Irvin Trucking, Leasway transpotation
Education:	east high grad

This borrower member posted the following loan description, which has not been verified:

Currently have two trucks and two trailers, one trailer being refurbished so I can add driver and put 2nd truck in service haul new and used vehicles around country,since industry is picking up. I purchased first truck and trailer for 50,000 and paid off in 24 months. bought second tractor for 106,000 and financed for 48 months, I have 26 months left and have never missed payment since aquiring funding for truck #2. Bought Second trailer for 12,000, put 10,000 down, owe 2,000 to finish.I have never been late on mortgage, both vehicles paid for. The finance co. I use to deal with has closed it's stores, Benefical, which loan was paid in full inspite of high interest rate.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434285	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434285. Member loan 434285 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	7 months	Location:	Oregon City, OR

Home town:	Portland
Current & past employers:
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a local FedEx Ground route. The route has been established for 7 years or longer and has a very consistent income of $1000-$1100 per week net. It is a low-risk, turn-key business. I am very financially responsible, have excellent credit (802 recent score per my credit union) and have never defaulted on a loan or even missed a payment in my approximate 15 years of credit history. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$698.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434309	$10,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434309. Member loan 434309 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Frehner Construction	Debt-to-income ratio:	11.13%
Length of employment:	4 years 3 months	Location:	Las Vegas, NV

Home town:	Missoula
Current & past employers:	Frehner Construction, CI Contractors
Education:	Montana Tech of the University of Montana, Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

My name is Blake. I'm 28, have a wife, 4 kids, and one on the way. I have a B.S. in Engineering and have been working within my degree since I graduated college in May 2005. I am successful in what I do and have been a salaried employed by the same company (minus a 5 month hiatus where I quit to work for another company) since I graduated. As a note, my company was more than willing to take me back, thank goodness. My situation is probably not unique from many other people's however one thing that is unique about me is that I respect and fulfill every debt that I have incurred. I have never had negative comments on my credit report and do whatever it takes to fulfill my obligations including taking second jobs and working as much as 100 hours a week or more. So you are probably wondering how I got to the point where I am writing this asking for a loan to pay off credit cards. When I married my wife she had a 2 year old son. At that point I had two years of college left. Within these two years, my stepson's father dragged us into court 4 times. Since college he has dragged us into court 2 more times. Attorney's fees stacked up fast and during college we had no other option. Either pay cash and be forced to live on credit or visa versa. Needless to say by the time I graduated and started my career we were already way behind the financial 8-ball and have not been able to recuperate. I feel probably like most, that there is no way out and no light at the end of the tunnel. I will not try a counseling scam and until now I had no knowledge of peer-to-per lending. I think the concept is brilliant. Why not help others that are willing to help you. Its a win win situation. I don't feel I have been irresponsible with my credit. I don't have "toys", expensive electronics (I salvaged our TV from my neighbors trash), or even go on vacation. Regardless, its to the point now where I need to see a light at the end of the tunnel. If I can see a date on a calendar where I know the debt will be gone that would be a great relief to me and my marriage. When I was growing up, the one thing I swore to myself was that I was going to be financially stable for my kids. I wanted them to grow up without worrying about money as I did. Not that my kids are old enough to worry about that now but if this continues I know I will fail. Whether or not you contribute to my loan request thank you for taking the time to read my note.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,268.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434317	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434317. Member loan 434317 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,571 / month
Current employer:	County of San Mateo	Debt-to-income ratio:	10.30%
Length of employment:	3 years	Location:	San Mateo, CA

Home town:	Saigon
Current & past employers:	County of San Mateo, Blockbuster
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Please contact me. I would like to consolidate my debt into one payment without taking a massive hit to my credit score. I am currently employed full time.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$15,735.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434340	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434340. Member loan 434340 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	UBS Investment Bank	Debt-to-income ratio:	12.51%
Length of employment:	3 years 1 month	Location:	Nanuet, NY

Home town:	Nyack
Current & past employers:	UBS Investment Bank
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I currently have 5 credit cards which all have low interest rates, but as of last month 2 of my larger cards ($5000 balance on each) switched over to the standard 23.95% APR because the introductory 0% offer expired. From looking at my credit history you will see that I do not have a single late payment on any of my credit card or auto loan accounts. I am looking to consolidate all of my credit card balances into one fixed loan through LendingClub.com. Thank you, Borrower

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,337.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434370

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434370	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434370. Member loan 434370 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Sunoco Inc.	Debt-to-income ratio:	21.81%
Length of employment:	9 years 8 months	Location:	webster, NY

Home town:	Rochester
Current & past employers:	Sunoco Inc.
Education:	Monroe Community College, ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Last year I bought a single house as Investment. I was hoping that after I was done remolding the rental I would be able to take out a home equity but most banks only give out home equitys on your primary resident and other banks only want to loan out 40,000.00 and up. I have good credit and would like to borrow 10,000.00 to pay off the credit card that I used. The loan can be for 36 months, 48 months or 60 months.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,443.00	Public Records On File:	1
Revolving Line Utilization:	42.60%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434386	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434386. Member loan 434386 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Office Associates	Debt-to-income ratio:	22.55%
Length of employment:	2 years 4 months	Location:	Cumming, GA

Home town:
Current & past employers:	Office Associates, United Online
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

I'm looking to reduce my high interest rate CC balances. I have a good credit history. I want to pay off my Credit card balances and just make monthly payments on this loan.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	48	Months Since Last Delinquency:	5
Revolving Credit Balance:	$25,920.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434452	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434452. Member loan 434452 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Fleet Car Carriers	Debt-to-income ratio:	3.76%
Length of employment:	6 months	Location:	south richmond hill, NY

Home town:	Berbice
Current & past employers:	Fleet Car Carriers, Nemet Motors
Education:	JC Chandi High School

This borrower member posted the following loan description, which has not been verified:

I NEED A PERSONAL LOAN TO PAY FOR MY SON COLLEGE.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,350.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434459

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434459	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434459. Member loan 434459 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	McDermott Will and Emery	Debt-to-income ratio:	10.49%
Length of employment:	1 year	Location:	CHICAGO, IL

Home town:	Columbus
Current & past employers:	McDermott Will and Emery
Education:	Washington University in St Louis

This borrower member posted the following loan description, which has not been verified:

Looking to but the parking spot for my condo. Putting 25K up and need a loan for 15K.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,079.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434489

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434489	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434489. Member loan 434489 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Beneficial Health and Life Ins. Srvcs.	Debt-to-income ratio:	24.89%
Length of employment:	6 years 6 months	Location:	Moorpark, CA

Home town:	Northridge
Current & past employers:	Beneficial Health and Life Ins. Srvcs., McBain Instruments
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

My wife and I used our credit cards to help establish our Insurance company. The company is now doing well and I'm looking to consolidate the debt into one loan at a better rate.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,861.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434530	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434530. Member loan 434530 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Albertsons, Inc.	Debt-to-income ratio:	0.32%
Length of employment:	11 years	Location:	Huntington Beach, CA

Home town:	Orange County
Current & past employers:	Albertsons, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Our business like many others has suffered in the past year and we are looking procure funds for working capital and to clear our vendor accounts.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$589.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434549	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434549. Member loan 434549 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Hannspree North America, Inc.	Debt-to-income ratio:	24.27%
Length of employment:	1 year 6 months	Location:	El Monte, CA

Home town:	Casper
Current & past employers:	Hannspree North America, Inc., Proview Technology, Inc.
Education:	Mount Sierra College

This borrower member posted the following loan description, which has not been verified:

I am one of the unlucky people that Chase decided to increase 5% of my total balance as my minimum fee. I have been with Chase for over 10 years and had no issue paying them more than the minimum balance fee. I never missed a payment since it is auto deducted from my checking account. I was one of the few that got suckered into their balance transfer scheme. I transferred into Chase for their 3.99% until the life of the balance. I decided to balanced transfer $25,000 and pay $750 per month so that I can finish within 3 years. Now almost 7 months into the deal, I have to pay Chase $1250 per month due to their 5% increase. They told me I have a choice, either play $1250 per month, close the account and pay in full, or take the 9.99% APR hike instead of the 3.99% APR. This is why I need your help. I want to transfer all my remaining balance and get rid of Chase and their devious plan to exploit on unfortunate consumers. This is an outage and everyone who are with Chase should file a class suit. I hope you undestand my situation and thank you for all your help and support.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,878.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434552	$18,825	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434552. Member loan 434552 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Western College	Debt-to-income ratio:	20.82%
Length of employment:	2 years 4 months	Location:	benicia, CA

Home town:	Long Beach
Current & past employers:	Western College, Kaiser Hospital - San Francisco
Education:	The University of Texas Medical Branch, University of Houston-Downtown, Long Beach City College

This borrower member posted the following loan description, which has not been verified:

We sell two lines of unique medical disposables. We have been working at this for two years and are at a turning point in our company. We have been using our savings first but, now we need more capital to take our business to a new level. We have an excellent opportunity to become the national distributor for a unique communication product for critical care patients and have been given an exclusive territory for a product that is doing very well around the country. We know how to keep expenses down and do all of the leg work ourselves, i.e., accounting, marketing, training, sales, customer care and relationship building. We want to keep going and we need a little more capital to do it. Thank you, Dale and Gregg Alexander

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	2
Revolving Credit Balance:	$164,324.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434553	$7,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434553. Member loan 434553 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Norwegian Cruise Line	Debt-to-income ratio:	11.53%
Length of employment:	5 years 10 months	Location:	Miami, FL

Home town:	Queens
Current & past employers:	Norwegian Cruise Line, International Shipping Partners, Carnival Cruise Line
Education:	The Art Institute of Fort Lauderdale Inc.

This borrower member posted the following loan description, which has not been verified:

Hi, the money would be toward upgrading my new apartment (kitchen, bathroom, floors) and paying off 2 bills. thanks, Diana

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$10,692.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 434575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434575	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434575. Member loan 434575 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	hsbc bank, na	Debt-to-income ratio:	15.92%
Length of employment:	2 years	Location:	washingtonville, NY

Home town:	brooklyn
Current & past employers:	hsbc bank, na, JPMorgan Chase & Co., td banknorth, M&T Bank Corp.
Education:	suny new paltz

This borrower member posted the following loan description, which has not been verified:

looking for financing to consolidate some credit card debt and cover wedding expenses.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,282.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 434585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434585	$5,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434585. Member loan 434585 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,566 / month
Current employer:	International Speedway Corporation	Debt-to-income ratio:	8.04%
Length of employment:	4 years 3 months	Location:	DAYTONA BEACH, FL

Home town:	Derby
Current & past employers:	International Speedway Corporation, CyberBest Technology
Education:	Manchester Metropolitan University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt to one payment rather than multiple ones. I have been through a messy divorce where the ex max'd out the joint credit cards and this left me borrowing in the short term on a couple of credit cards that I need to reduce. This loan amount is only 13% of my annual salary and I'm expecting about half of this amount back in a tax refund next year. I own my home and I will have my automobile repaid in a couple of years. My real need is just to get through this rough time while I repair the damage done, it feels embarrassing to have to go to this length but I think this is the most sensible path to take.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,841.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434591	$4,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434591. Member loan 434591 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	GameStop	Debt-to-income ratio:	12.24%
Length of employment:	5 years	Location:	Hollywood, CA

Home town:	Dyer
Current & past employers:	GameStop, Family Video
Education:	Purdue University-Calumet Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to request this money for a down payment on a new vehicle.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,782.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434596	$4,900	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434596. Member loan 434596 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,508 / month
Current employer:	Chase Bank	Debt-to-income ratio:	24.38%
Length of employment:	3 years	Location:	BUENA PARK, CA

Home town:	Huntington Beach
Current & past employers:	Chase Bank, Washinton Mutual, Countrywide Financial Corp.
Education:	Ventura College

This borrower member posted the following loan description, which has not been verified:

Refinance the AIG Personal loan. Interest rate is 27%

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,378.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434607	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434607. Member loan 434607 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Kushbo Inc.	Debt-to-income ratio:	15.60%
Length of employment:	4 years 6 months	Location:	Modesto, CA

Home town:	Delhi
Current & past employers:	Kushbo Inc.
Education:	San Francisco State University, Golden Gate University at San Francisco, San Francisco City College

This borrower member posted the following loan description, which has not been verified:

Pay off higher interest debt from another loan. I have a very good credit history and have a steady job and income.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	48
Revolving Credit Balance:	$866.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434611	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434611. Member loan 434611 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	State of California	Debt-to-income ratio:	23.64%
Length of employment:	16 years 4 months	Location:	Bakersfield, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

LIke other banks lately, Am Ex has decided to raise our rate despite the spotless payment history. I no longer care to patronize them. I work hard for my money and dislike being taken advantage of.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,304.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434612	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434612. Member loan 434612 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	23.52%
Length of employment:	n/a	Location:	Grady, AL

Home town:	Cherokee
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Trying to borrow money to help my daughter get out of debt

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,123.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434616	$4,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434616. Member loan 434616 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	Myself--Childcare	Debt-to-income ratio:	23.05%
Length of employment:	2 years 3 months	Location:	Allen, TX

Home town:	Albuquerque
Current & past employers:	Myself--Childcare, Sephora
Education:	Ogle School of Hair Skin and Nails

This borrower member posted the following loan description, which has not been verified:

I am in need of this loan due to a troubled car. The car I currently have is slowly falling apart and financially I cannot continue to put money into it. I need something thats is newer and in better condition but do not have the funds available all at once to obtain one. My credit history is pretty good. While I do have several lines of credit extended I have always made the payments in a timely manner and above the minimum payment. This loan would truly help me in my current situation.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,483.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434625	$2,500	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434625. Member loan 434625 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,811 / month
Current employer:	MEFCU	Debt-to-income ratio:	0.00%
Length of employment:	12 years 7 months	Location:	Hyattsville, MD

Home town:	Richmond
Current & past employers:	MEFCU
Education:

This borrower member posted the following loan description, which has not been verified:

I started making jewelry in 2006 and got such an overwhelming response from friends and family that I decided in 2008 to begin selling jewelry. All of my items are handcrafted and are all labors of love. I plan to use the proceeds from the loan to advertise my business and to buy supplies and equipment. I have a web site that I created (www.justnichelle.com) and I sell my jewelry on etsy.com. I need to get the word out to increase traffic to my site and make more online sales. I can purchase one year's worth of advertising on etsy.com for app. $1K. Each time that I have bought advertising on etsy.com I have seen my site traffic increase greatly. Using this loan I can purchase advertising space consistently. The other $1500 will be used to purchase equipment and supplies.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434696	$8,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434696. Member loan 434696 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	3pd	Debt-to-income ratio:	3.95%
Length of employment:	5 years	Location:	marietta, GA

Home town:	Clemson
Current & past employers:	3pd, Boulevard Diner
Education:	Trident Technical College

This borrower member posted the following loan description, which has not been verified:

West Cobb Diner will provide residents of West Cobb County an affordable dining experience in a casual Diner atmosphere. We will provide only fresh, quality homemade foods at very affordable prices. It will be the first Diner style restaurant of its kind in the area. It will be located in the Village at Old Trace next to the West Cobb Avenues. West Cobb continues to grow daily and there are approximately 120,000 people within a 5 mile range bright open space will make for a very comfortable atmosphere. I want to give the residents of West Cobb a break from the same ole chain restaurant food. Many restaurant owners overlook the small things that make a restaurant successful-great food and making everyone feel at home when they walk through the door. You don't get may second chances in the restaurant business. A great first impression is the best chance you have to be successful. I have been a professional chef for 13 years. I have opened and run several successful restaurants in Charleston SC before moving to the Marietta area 5 years ago.The last restaurant I opened and ran was the Boulevard Diner in Mt Pleasant SC, which is still the most popular restaurant in Mt Pleasant. I moved to the Marietta area and immediately started to build a small personal chef and catering service which has continued to grow. I have established great relationships with residents of the area and have a solid grasp on the culinary preferences of area residents. The main reason I want to open the West Cobb Diner is the opportunity to give the residents of the area a great place to eat. Great home made food, afforadable prices and friendly service will always bring the customers back to the "Diner ".

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	70
Revolving Credit Balance:	$10,928.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434708	$4,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434708. Member loan 434708 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Retired	Debt-to-income ratio:	1.97%
Length of employment:	n/a	Location:	Oaklyn, NJ

Home town:	Gloucester City
Current & past employers:	Retired, Fell Brothers
Education:	Camden County College

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to make some home repairs/remodeling

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,337.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434709	$18,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434709. Member loan 434709 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Depart of Housing and Community	Debt-to-income ratio:	20.60%
Length of employment:	11 years	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Depart of Housing and Community, DC Metropolitan Police Department
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

This money will cover partial expenses for granddaughter entering the 10th grade at a private/independent school in Washington, D.C. (Edmund Burke School) I am helping her mother with the tuition. My bills are paid on time and my credit is used wisely. I am a retired DC Police after serving 20+ years on the force and I have been working for Dept. of Housing as a Police Officer for almost 10 years. My annual income from the present job is 75,000 a year and I also received about 40,000 a year in retirement. I have a healthy savings and other investments.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	80
Revolving Credit Balance:	$187,752.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434733	$3,375	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434733. Member loan 434733 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	SouthBridge EMS	Debt-to-income ratio:	22.75%
Length of employment:	7 months	Location:	ALIQUIPPA, PA

Home town:	Indiana
Current & past employers:	SouthBridge EMS, Priority One EMS, Valley Ambulance Authority
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

In need of this loan to pay the University of Pittsburgh for education.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,521.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 434737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434737	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434737. Member loan 434737 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,425 / month
Current employer:	Benning Power	Debt-to-income ratio:	18.36%
Length of employment:	3 years	Location:	Mesquite, TX

Home town:	Oakland
Current & past employers:	Benning Power, Lucent Tech.
Education:	U. T. Texas

This borrower member posted the following loan description, which has not been verified:

I need 20K to consolidate my CC cards for a better rate.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1975	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,076.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434740	$2,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434740. Member loan 434740 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$333 / month
Current employer:	Publix Super Markets	Debt-to-income ratio:	6.00%
Length of employment:	11 months	Location:	New Port Richey, FL

Home town:	New Port Richey
Current & past employers:	Publix Super Markets, McDonald's
Education:	Pasco-Hernando Community College

This borrower member posted the following loan description, which has not been verified:

Need to finish college and get my Bachelors in elementary education.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$598.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434770	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434770. Member loan 434770 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Hot Topic	Debt-to-income ratio:	17.45%
Length of employment:	6 years 3 months	Location:	Kissimmee, FL

Home town:	San Juan
Current & past employers:	Hot Topic, FYE
Education:	Bayamon Central University

This borrower member posted the following loan description, which has not been verified:

Please help me become debt free. I assure you all my payments will be on time. I want to start saving money for my daughter's college education (she's 2 years old now) but with all my payments is almost impossible for me to achieve this. Please help a responsible mother achieve her dream of giving her daughter an education.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	65
Revolving Credit Balance:	$11,747.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 434777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434777	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434777. Member loan 434777 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	University of Michigan	Debt-to-income ratio:	7.72%
Length of employment:	15 years	Location:	Ann Arbor, MI

Home town:	Chicago
Current & past employers:	University of Michigan
Education:	University of Wisconsin-Madison, University of California, San Diego

This borrower member posted the following loan description, which has not been verified:

I began my LLC in September of 2008 (Family-owned business consulting), and have no income yet. My wife will co-sign and she makes 125k as a tenured Prof. at UM.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,351.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434778	$9,800	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434778. Member loan 434778 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	State Compensation Insurance Fund	Debt-to-income ratio:	13.50%
Length of employment:	7 years 4 months	Location:	Los Angeles, CA

Home town:	Glendale
Current & past employers:	State Compensation Insurance Fund
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

I plan on using the borrowed money to refinance my credit card with Bank of America. I recently had bad customer service experience with them and honestly, I'm fed up with them. I'm very hurt that they would not negotiate lowering my interest rate, when I've always paid timely. To top that off, I was talked to poorly and treated as if I were irresponsible, which I am not. So instead, of doing business with a company with poor customer service. I'd rather try peer to peer lending. My goal is to get out of debt and focus on my family! I am a very responsible person. I have worked for the same stable company for the last 7 years. Please help me out...you will not regret it.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,216.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434797	$18,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434797. Member loan 434797 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Hattitude	Debt-to-income ratio:	20.24%
Length of employment:	6 years 10 months	Location:	Las Vegas, NV

Home town:	Riverside
Current & past employers:	Hattitude, Housing Helpers Real Estate of Las Vegas
Education:	University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I am a young very responsible Realtor here in Las Vegas, like other markets in America, Las Vegas was hit hard. I have been trying to survive in the market but its not working out. I never thought it would get so bad where I had to live off my credit cards... Fortunately, while doing real estate I had a part time job in retail, which kept me a float partially, but was unable to cover all my month expenses, so I had to use my credit cards to make ends meets. I was able to get promoted from my retail part time sales to Retail trainer/recruiter which means I am now able to make ends meet monthly, but the way its going I will be paying off my credit cards for the next 20 years. I am interested in obtaining a loan to pay all credit card debt off which will save me time and most importantly money. I have a flawless credit report. I believe in paying bills on time, makes life much easier. Also having one montly payment for all my cards would be so awesome!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,358.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434802	$14,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434802. Member loan 434802 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Camo Shop LLC	Debt-to-income ratio:	9.85%
Length of employment:	2 years	Location:	Craig, AK

Home town:	Monticello
Current & past employers:	Camo Shop LLC, The Clothes Company/Nancy Lucas
Education:

This borrower member posted the following loan description, which has not been verified:

I started a Business 2 years ago here on Prince of Wales Island. I thought that if I started a business and proved that it worked that was the way to go. I was very wrong. Although I have a good credit score.(725-720-711 through freecreditreport.com as of Aug 15 2009) I am unable to get help. I have found a nitch that this Island needed and filled it. I need to pay off the debt I accumulated and have some working capital. I own the Camo Shop LLC, I sell camouflage clothing, rent out Jeep Wranglers and do Designing. I am the only business on the Island that does ink work and prints. Currently I do prints for the City of Craig, Craig Schools, The Moose Lodge, and many more of the local businesses. This is a great addition to this community. I feel that if my Business debt was paid off and I had some working capital I would be able to use my ability at a higher level. Example : If I could carry inventory I know certain businesses use, I could print quicker, offering better Customer Service. I believe Customer Service is one of the main keys to a successful business. I believe in my business, now I need you to believe in me, my business and my ability. Before I got into my own business I worked at The Clothes Company for 8 1/2 years with the last 4 years Asst. Manager. I am a Little League Coach/Board Member and have been for 4 years. I also volunteer my time in the Schools through the School year. I have been Married for 15 years and still going. With 2 kids 12 and 6 years old. We are very dedicated to life here on Prince of Wales. We jumped in to the Mortgage world 2 years back with a loan through Wells Fargo and a fixed rate of 6.0% . I can't stress enough that I am good for the money. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,360.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434822	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434822. Member loan 434822 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	University of New Mexico Hospital	Debt-to-income ratio:	17.40%
Length of employment:	1 year 4 months	Location:	Albuquerque, NM

Home town:	Rapid City
Current & past employers:	University of New Mexico Hospital, Waxlander Gallery, AvalonBay Communities, Tully's Coffee
Education:	University of Washignton, Santa Fe Community College, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

I just graduated and I currently work as an RN, and I am going to school full time for my graduate degree (which my work pays for). However, in order to get my RN degree I ended up in a mound of credit card debt, accumulated while receiving my education. What I really need is one simple payment, I am so busy that it's hard to remember to log on and pay each of my cards, and the interest rates keep on getting higher! Please help me, and I will someday return the favor!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,595.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434835	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434835. Member loan 434835 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Parker Jewish	Debt-to-income ratio:	16.35%
Length of employment:	2 years 8 months	Location:	ELMONT, NY

Home town:	Kingston
Current & past employers:	Parker Jewish
Education:	Laguardia community college

This borrower member posted the following loan description, which has not been verified:

I would like this loan amount to pay off my credit cards. I am a student and a fulltime employer i used my cards for books and school fees, in the past and at times for food. I am a very relaible person and will pay for my loan. I have been paying for my credit card and was never late but it so hard paying different minium payment on each card when i could just make one full monthly payment on all cards. I would greatly appreciate this loan it would help me a great deal.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,771.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 434850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434850	$14,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434850. Member loan 434850 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Mothers' Club Community Center	Debt-to-income ratio:	11.11%
Length of employment:	6 years 6 months	Location:	LA CRESCENTA, CA

Home town:	Trenton
Current & past employers:	Mothers' Club Community Center
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debt for one payment and lower interest rate.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,647.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434914	$7,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434914. Member loan 434914 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	22.37%
Length of employment:	7 years 2 months	Location:	Victorville, CA

Home town:	Los Angeles
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I have been with this particular company for the last 8 yrs. My credit score is "excellent", and I have never been late or even missed a payment. I have been trying to pay off this balance, and I stopped using the card so I could get better control. Due to no fault of my own they raised the APR from 7.99% to 17.99%. At this rate it will take me forever to get myself out of debt. I contacted the company to try and lower it, they did, but not to my satisfaction and only for the next 6 months. I need your help in getting a better grip on this situation. What can you do for me???

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1973	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,800.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434932	$8,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434932. Member loan 434932 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,783 / month
Current employer:	Graham-Pelton Consulting	Debt-to-income ratio:	6.80%
Length of employment:	4 years 11 months	Location:	Roselle Park, NJ

Home town:	Beacon
Current & past employers:	Graham-Pelton Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my American Express card as I just receive a letter from them that my APR is going up from 11.24% to 13.99% and my Citi Card which is 25.99%

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	5
Revolving Credit Balance:	$58,907.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434960	$11,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434960. Member loan 434960 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,996 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	17.85%
Length of employment:	4 years 8 months	Location:	MIAMI, FL

Home town:	Pennsburg
Current & past employers:	Department of Homeland Security, United States Department of Agriculture
Education:	Millersville University of Pennsylvania, University of Puerto Rico- Mayaguez

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some high rate credit cards

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,040.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434971	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434971. Member loan 434971 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	hablinski manion architecture	Debt-to-income ratio:	8.44%
Length of employment:	1 year 8 months	Location:	west hollywood, CA

Home town:	Forest Hills
Current & past employers:	hablinski manion architecture, kean williams giambertone, milo kleinberg design
Education:	University of Rochester

This borrower member posted the following loan description, which has not been verified:

This loan is for a private party used motorcycle purchase.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,459.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434985	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434985. Member loan 434985 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	5.00%
Length of employment:	1 year 5 months	Location:	New York, NY

Home town:	Springfield
Current & past employers:	Self Employed, The Tribune Company
Education:	Animal Behavior College

This borrower member posted the following loan description, which has not been verified:

Thank you for reading. I have been a loyal American Express customer since 1999, I've always paid on time, I make double payments every month and have never had a charge back. Unfortunately, Amex is not rewarding my for my sincere loyalty, instead they have increased my APR from 12.99% to 15.99% in the last year and sent me a letter last week telling me that they intend to raise my APR again to 17.25% in October and add additional fees to my account. My purpose for this loan will be to consolidate my Amex account and close it.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,872.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434993	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434993. Member loan 434993 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	YONKERS RACING CORPORATION	Debt-to-income ratio:	6.97%
Length of employment:	10 months	Location:	POUGHKEEPSIE, NY

Home town:	Wappingers Falls
Current & past employers:	YONKERS RACING CORPORATION, DELAWARE NORTH COMPANIES, MOUNT AIRY #1 LLC, SENECA NIAGARA FALLS GAMING CORPORATION, WHEELING ISLAND GAMING, INC.
Education:	Niagara University

This borrower member posted the following loan description, which has not been verified:

The original drawings for the home we bought several years ago showed a room addition, that we would like to construct now. After a competitive bidding process, the estimated cost of the project is $42,000. We have about half of that amount in cash. We are requesting a loan of $20,000. Since the recent economic downturn, especially in the banking sector, banks have been hesitant to loan ANY money, even to people with excellent income, excellent credit and great paying history. We have excellent credit (770 credit score when I checked last year, with no significant changes to activity since then). We have never failed to pay any obligation both In Full and On Time, since my wife and I started together 20 years ago. I am employed as a CFO for a large casino, and have excellent income also. Of course, I would provide evidence of this as appropriate to secure the loan. We are requesting approval for a loan of $20,000.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,719.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435004	$19,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435004. Member loan 435004 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,451 / month
Current employer:	Aramark Uniform Serives	Debt-to-income ratio:	21.56%
Length of employment:	15 years 4 months	Location:	ROCKFORD, IL

Home town:	Union
Current & past employers:	Aramark Uniform Serives
Education:

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my monthly payments so that it will free up some money to start putting into the savings account. Currently trying to get bills paid is limiting me from doing that.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,526.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435025	$2,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435025. Member loan 435025 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	San Jose State University	Debt-to-income ratio:	17.76%
Length of employment:	2 years 11 months	Location:	Oakland, CA

Home town:	San Diego
Current & past employers:	San Jose State University
Education:	San Diego State University-Main Campus, San Jose State University

This borrower member posted the following loan description, which has not been verified:

I am a newly graduated library science student living in the Bay Area, CA. After 2.5 years of hard work, I have completed the coursework to earn my Master's degree, and am excited to start my career as a librarian. I am hoping to secure a loan to pay for basic living expenses as I search for a full-time position. During my job hunt, I will earn income through temp work and waitressing, which will allow me to make monthly loan payments. In addition, my boyfriend and I would like to move to a lower-rent apartment, and the loan would help facilitate that move (i.e., security deposit and truck rental). Years of working for non-profit organizations and supporting myself through school have left me with some debts, hence my high DTI ratio. However, I am very responsible about paying my debts on time and pride myself on being a responsible borrower. Please feel free to ask me any questions or request more information. Thank you for looking at my listing!

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,145.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435039	$19,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435039. Member loan 435039 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	NYPD	Debt-to-income ratio:	12.90%
Length of employment:	16 years 8 months	Location:	New York, NY

Home town:
Current & past employers:	NYPD
Education:	CUNY Kingsborough Community College

This borrower member posted the following loan description, which has not been verified:

Can set up withdrawal directly from my checking

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,541.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435041	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435041. Member loan 435041 was requested on August 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,271 / month
Current employer:	Buckeye Partners	Debt-to-income ratio:	13.79%
Length of employment:	5 years 5 months	Location:	Lima, OH

Home town:	Lima
Current & past employers:	Buckeye Partners, Dana Corporation
Education:	University of Nortwestern Ohio

This borrower member posted the following loan description, which has not been verified:

I'm requesting an unsecured personal in the amount of $20k to consolidate some of my higher interest rate accounts. Please consider my request because my history of being on-time with payments are very good.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,881.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435064	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435064. Member loan 435064 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Community HomeOwnership Counseling Services	Debt-to-income ratio:	6.90%
Length of employment:	1 year	Location:	San Jose, CA

Home town:	Fairfield
Current & past employers:	Community HomeOwnership Counseling Services, Punjani Investment Group, as a Real Estate Agent
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

The store I am getting into has been in business or 4 years and doing very well. The competition for this international food store is none in the city itself. Major return customers as this is the only indian grocery store most south asians in the community rely on. Thanks, Sholin Dass

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$5,035.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435117	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435117. Member loan 435117 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	UAW Legal Services Plan	Debt-to-income ratio:	23.22%
Length of employment:	3 years 3 months	Location:	Belleair Beach, FL

Home town:
Current & past employers:	UAW Legal Services Plan
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off credit cards that have had rates recently increased. I always pay on time and have never defaulted on an obligation.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,881.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435142	$13,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435142. Member loan 435142 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,150 / month
Current employer:	FAA	Debt-to-income ratio:	16.25%
Length of employment:	1 year	Location:	OVERLAND PARK, KS

Home town:	Springfield
Current & past employers:	FAA, ANPAC, Missouri State University
Education:	Missouri State University

This borrower member posted the following loan description, which has not been verified:

Last year I received a new job as an air traffic controller. To take this job i had to relocate and sell my house. In order to sell my house in the bad market I had to take lower value than what was owed and I had to give up some of my furniture with it. My family aided in helping pay the realtor commissions and other various closing costs. I will use this loan to pay them back as they are in a time of need now, as well as consolidate my credit card expenses from moving to my new city. I would consider myself a good credit risk. I have always been employed since college, I have never been fired from a job, and just recently was informed I will be receiving a raise. My goal is to take this loan out, consolidate all my debt and then pay the loan off as quickly as possible.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,495.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435158	$3,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435158. Member loan 435158 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Abercrombie and Fitch	Debt-to-income ratio:	1.71%
Length of employment:	7 months	Location:	CICERO, NY

Home town:	Cicero
Current & past employers:	Abercrombie and Fitch, Aldo
Education:	St. John Fisher College, The New School

This borrower member posted the following loan description, which has not been verified:

I am currently in the process of transferring my retail management position to Manhattan. Due to the fact it was not required by my company but rather my own personal choice, I will not be getting a stipend to move. I will be getting a pay increase due to the nature of the cost of living. I am applying for the loan in order to put down first month's rent and security deposit. The application for the apartment will be processed Monday morning and by the end of the week I will need to have that money upfront to secure the apartment. I also wanted to apply for a personal loan in order to build my credit. I have never taken out a loan in my name and thought taking out a small loan would help to better my credit. I am financially responsible and have never been late on any of my credit card payments. In addition I receive an annual monetary gift from my grandfather in January. Therefore I will be able to pay off the loan by then. I hope you find me a perfect candidate for the loan.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,697.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435170	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435170. Member loan 435170 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,074 / month
Current employer:	City of Phoenix	Debt-to-income ratio:	20.31%
Length of employment:	10 years 8 months	Location:	Phoenix, AZ

Home town:	Danville
Current & past employers:	City of Phoenix, City of Mesa
Education:	University of Arizona - M.L.S., Minot State University - B.S. cum laude

This borrower member posted the following loan description, which has not been verified:

We are hard working people with secure government jobs and yet we can't seem to get ahead. High interest rates are eating us alive! This loan would help us consolidate our debt and take a step towards a better life. I heard of this company on the news and thought well, we need to start somewhere. If we are successful in obtaining this loan we would consider a second. We appreciate your consideration!

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,342.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435182	$2,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435182. Member loan 435182 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Veterans Affairs	Debt-to-income ratio:	1.11%
Length of employment:	2 years	Location:	PHOENIX, AZ

Home town:	Concord
Current & past employers:	Veterans Affairs
Education:	Paradise Valley Community College

This borrower member posted the following loan description, which has not been verified:

i need this loan to make some emergency payments this month

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,025.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435184

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435184	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435184. Member loan 435184 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	The Bank of New York Mellon	Debt-to-income ratio:	6.42%
Length of employment:	5 years 1 month	Location:	DALLAS, TX

Home town:	Irving
Current & past employers:	The Bank of New York Mellon
Education:	The University of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

This loan will be used to complete the finish out of a bonus room and some a site drainage project at my home. I have never defaulted on any loans in the past and will be able to repay this one according to the terms with no problems. I work in the fastest growing area of the most profitable line of business at my company, so my job is very stable.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,818.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435192	$8,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435192. Member loan 435192 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.78%
Length of employment:	1 year	Location:	NATICK, MA

Home town:	Natick
Current & past employers:	Self Employed, Ritz Camera
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I require collateral to start an online business. My ROI would be roughly $600.00 a week. This is easily enough to cover the $273.00 monthly payments. This is a great opportunity available in an up and coming entertainment medium. There is also a second income in the household, no dependents and our rent is minimal. Thank you for taking the time to read this.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,538.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435217	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435217. Member loan 435217 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Resource Design & Build, LLC	Debt-to-income ratio:	18.89%
Length of employment:	4 years 11 months	Location:	Duluth, GA

Home town:	Chicago
Current & past employers:	Resource Design & Build, LLC, Joseph Freed and Associates
Education:	St. Norbert College

This borrower member posted the following loan description, which has not been verified:

My remodeling business is slow right now and I would like to refinance my business credit card to a lower interest rate for the monthly payments.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	18
Revolving Credit Balance:	$36,269.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435235	$12,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435235. Member loan 435235 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Constant Contact	Debt-to-income ratio:	14.98%
Length of employment:	2 years 6 months	Location:	Dorchester, MA

Home town:	jerrico
Current & past employers:	Constant Contact, Saba
Education:	SUNY at Albany

This borrower member posted the following loan description, which has not been verified:

I am using this loan to pay off medical bills, and some other bills that I have incurred from my fathers hospital stay. I have prefect credit....and a great job. I wish to pay back this loan in 36 months or less

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	11
Revolving Credit Balance:	$47,537.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435238	$13,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435238. Member loan 435238 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,517 / month
Current employer:	SD School F/T Blind and Visually Impaired	Debt-to-income ratio:	13.79%
Length of employment:	5 years 5 months	Location:	Aberdeen, SD

Home town:	Sioux City
Current & past employers:	SD School F/T Blind and Visually Impaired, Northern State University
Education:	SD State University

This borrower member posted the following loan description, which has not been verified:

I plan on consolidating and paying all of my credit card debt with this loan. The remaining amount left will be to finish a bathroom remodel.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,646.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435240	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435240. Member loan 435240 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Sectra NA	Debt-to-income ratio:	15.55%
Length of employment:	10 months	Location:	SHELTON, CT

Home town:
Current & past employers:	Sectra NA
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan for an important home improvement project which is absolutely necessary and currently I am little tight on cash.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,097.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435258	$20,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435258. Member loan 435258 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	CFG LLC	Debt-to-income ratio:	0.41%
Length of employment:	2 years 6 months	Location:	Roswell, GA

Home town:	Houston
Current & past employers:	CFG LLC
Education:	Univeristy of Alabama

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate high interest debt. I took out some very high interest loans two years ago to start a business. The business is doing well but in these economic times, the banks are being ultra conservative with their lending. Therefore, I am hoping that my great credit history will allow me to obtain my loan here.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,287.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435267	$5,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435267. Member loan 435267 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,460 / month
Current employer:	Daimler Financial Services	Debt-to-income ratio:	18.42%
Length of employment:	6 years 4 months	Location:	ARLINGTON, TX

Home town:	brooklyn
Current & past employers:	Daimler Financial Services
Education:	SUNY @ STONYBROOK, CUNY BROOKLYN COLLEGE

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate my credit card so i can get out of debt faster

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	63
Revolving Credit Balance:	$6,638.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 435289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435289	$6,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435289. Member loan 435289 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	9.96%
Length of employment:	n/a	Location:	Santa Cruz, CA

Home town:	Santa Cruz
Current & past employers:
Education:	Cabrillo College

This borrower member posted the following loan description, which has not been verified:

First, a bit about myself. I run a few different websites selling books, DVD's, and other products teaching people various aspects of fitness. This business brings in between $3K-$5K each month. This loan will be used for several reasons. One is to buy advertising on a few key sites as well as expand my PPC campaigns. I am a direct response marketer and will only be advertising where it pays off. Also it will be used to pay off some credit card debt. The money will not all be spent immediately or in a single place.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,599.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435307	$14,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435307. Member loan 435307 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	County of San Diego	Debt-to-income ratio:	21.80%
Length of employment:	9 years 1 month	Location:	Chula Vista, CA

Home town:	Okinawa
Current & past employers:	County of San Diego
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am using this loan for Nursing school that financial aid didn't cover. ( That included grants and loans.)

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	9
Revolving Credit Balance:	$6,699.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435322	$14,400	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435322. Member loan 435322 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	the phoenix	Debt-to-income ratio:	15.82%
Length of employment:	8 years	Location:	new york, NY

Home town:
Current & past employers:	the phoenix
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to use 1/2 the money to purchase a permanent car space and the other 1/2 to go on vacation with my family.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	20
Revolving Credit Balance:	$8,799.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435338	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435338. Member loan 435338 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,083 / month
Current employer:	Satori Software, Inc.	Debt-to-income ratio:	13.32%
Length of employment:	3 years 2 months	Location:	Auburn, WA

Home town:	Oakland
Current & past employers:	Satori Software, Inc., NDE Professionals, Inc., Whitney Associates, Inc., Bank of America Corp.
Education:	Laney College, Oakland, CA

This borrower member posted the following loan description, which has not been verified:

I have credit accounts with very high rates and would like to consolidate my debt while paying a lower rate so I can put more money towards retirement.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,637.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435363	$2,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435363. Member loan 435363 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Out of the Box Events	Debt-to-income ratio:	17.51%
Length of employment:	2 years	Location:	Sherman Oaks, CA

Home town:	Independence
Current & past employers:	Out of the Box Events, Big League Theatricals
Education:	Friends University

This borrower member posted the following loan description, which has not been verified:

Thank you for your interest. I am getting married in 2 months, we have paid for most of the wedding and I need a little help with the rest of my part. I had unexpected car repairs that I paid for with my wedding funds. I have great credit history without any late payments and they ability to pay back the loan without a problem. I really appreciate it!

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	20
Revolving Credit Balance:	$22,624.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435384	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435384. Member loan 435384 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sentry Insurance	Debt-to-income ratio:	11.36%
Length of employment:	6 months	Location:	St. Paul, MN

Home town:	Ann Arbor
Current & past employers:	Sentry Insurance
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

I'll be using the money to pay off my full credit card balances left over from college. I'm paying 18% interest on the loans, and would like to reduce that as much as possible, and consolidate it into one monthly payment. I am working as a salaried insurance agent, where I receive a twice monthly salary check, plus commission on any sales I make. I do NOT work on a commission-only structure, and never have to worry about whether or not I'll have income. Having a company car also lowers my costs, as I do not pay for gas, car insurance, or car repair costs. I was a business/finance major in college, and have run several side businesses, including one which I am involved in now. I will have absolutely no problem making payments for this loan, doing so entirely with income outside my main job. I would even like to pay off the loan early if possible. I use Microsoft Excel to track and monitor my budget, income, and spending - all on a spreadsheet that I developed myself. I established and wrote a very successful personal finance blog, while no longer active, is proof of my knowledge in budgeting and finance. I look forward to providing LendingClub investors with a great, reliable return while helping lower my interest rates as well. If you have any questions, I'd be more than happy to answer them. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	8
Revolving Credit Balance:	$10,544.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435385	$4,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435385. Member loan 435385 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Pepsi Bottling Group	Debt-to-income ratio:	15.39%
Length of employment:	27 years 8 months	Location:	shoreline, WA

Home town:	Seattle
Current & past employers:	Pepsi Bottling Group, PepsiCo Inc. phx az
Education:

This borrower member posted the following loan description, which has not been verified:

pay off high int credit cards very stable job over 28 yrs with same employer

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,624.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435438	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435438. Member loan 435438 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Nature Publishing Group	Debt-to-income ratio:	11.98%
Length of employment:	4 years 11 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Nature Publishing Group, Wenner Media
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Hello, I am dire need of a loan because I am moving by October 1st and have no other options. I've been working to pay down my debt slowly each month and have just discovered that I will need to move with someone much earlier than I have planned (October 1, 2009 rather than January 31, 2011). Unfortunately, this hasn't given me much time to put away the cash to pay for a security deposit along with first month's rent. I am a young professional who has been employed at my job for the past five years. Although I have debt, each debtor has received a payment from me on time as long as I have held the account. This money would be used to help me move to a more affordable apartment. I can guarantee that you will receive at least the minimum payment each and every month until the loan has been paid in full.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,275.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435460	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435460. Member loan 435460 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Advantage IQ	Debt-to-income ratio:	8.28%
Length of employment:	4 years 5 months	Location:	Cheney, WA

Home town:	Simi Valley
Current & past employers:	Advantage IQ, Farmers Ins
Education:	Cal State Northridge

This borrower member posted the following loan description, which has not been verified:

Money will be used to purchase 3 airfare tickets and in country expenses in Kazakhstan. My son and daugher-in-law are adopting a special needs child from there. They were there for 4 months and due to hurdles and delays they had to come home for a a month and a half without her. The hurdles have been overcome and are now ready to go back to finalize the adoption and bring her home. I am accompaning my daughter-in-law the first 3 weeks, then my son will go over closer to the court date. I have excellent credit and a solid job. When you do a credit check, you will see there is a capital one loan for around $9,000.00. That loan was taken out for adoption expenses as well two years ago and my son makes the payment on that loan.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435481	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435481. Member loan 435481 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.59%
Length of employment:	n/a	Location:	torrance, CA

Home town:	Torrance
Current & past employers:	Precision Porsche
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking additional funding for an innovative and unique alternative energy company. Our company manufactures and distributes wind turbines catered for residential and small business use. Currently we have 1500 invoices from potential buyers that we are fully willing to furnish to anyone interested in investing in this unique business venture. Along with providing our current invoices, we are willing to supply any additional documentation a potential investor may require. The funds we seek will be serving the purpose of allowing us to fulfill all of our current orders. This is certainly a promising investment that has a considerably low possibility of default, being that orders are already in hand and just need to be fulfilled. We hope that anyone interested in becoming involved in such a company would contact us. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	1
Revolving Credit Balance:	$8,049.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434106	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434106. Member loan 434106 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	America Approved	Debt-to-income ratio:	11.04%
Length of employment:	1 month	Location:	PROVIDENCE, RI

Home town:	Willimantic,
Current & past employers:	America Approved
Education:	Wheaton College-Norton, Fordham University

This borrower member posted the following loan description, which has not been verified:

This is to consolidate loans.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,361.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435005	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435005. Member loan 435005 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	12.58%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Langhorne
Current & past employers:	PGA Tour, Warner Brothers
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm looking to lend $8,000 and am looking to pay it off in two years. I am looking for the lowest interest rate.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,071.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435185	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435185. Member loan 435185 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	mundo de fragancias	Debt-to-income ratio:	15.48%
Length of employment:	3 years 2 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	mundo de fragancias, divane disiend
Education:

This borrower member posted the following loan description, which has not been verified:

remodeling inside house

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,321.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435341	$16,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435341. Member loan 435341 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,467 / month
Current employer:	Flagstar Bank	Debt-to-income ratio:	11.25%
Length of employment:	2 years 6 months	Location:	CLINTON TOWNSHIP, MI

Home town:	Grosse Pointe
Current & past employers:	Flagstar Bank, Republic Bank, Standard Federal Bank, Faurecia, Nordstrom
Education:	Macomb Community College

This borrower member posted the following loan description, which has not been verified:

To be dilligent about getting myself out of debit I'm looking for a one payment a month. I'm currently paying too much in interest and the credit card companies are raising the interest rates at a frightening speed.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	78
Revolving Credit Balance:	$3,967.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 435412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435412	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435412. Member loan 435412 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Metlife Auto and Home	Debt-to-income ratio:	16.41%
Length of employment:	2 years 2 months	Location:	CHANDLER, AZ

Home town:	San Diego
Current & past employers:	Metlife Auto and Home, Earnhardt Dodge
Education:

This borrower member posted the following loan description, which has not been verified:

for personal/funral

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	55
Revolving Credit Balance:	$22,107.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435421	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435421. Member loan 435421 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Axcess Financial	Debt-to-income ratio:	6.74%
Length of employment:	2 years	Location:	WEST CHESTER, OH

Home town:	Cincinnati
Current & past employers:	Axcess Financial
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,646.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435440	$9,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435440. Member loan 435440 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,591 / month
Current employer:	Department of Energy	Debt-to-income ratio:	15.85%
Length of employment:	3 months	Location:	GERMANTOWN, MD

Home town:	Morgantown
Current & past employers:	Department of Energy, West Virginia University, National Geographic Television & Film (Intern)
Education:	Allegheny College

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern: I have reached a stage in my life where I am ready to settle down with my long time girlfriend and start a family. Approximately a year ago I moved to be with her, and it was the best decision of my life. She means the world to me and I want to get her the ring of her dreams. People would describe me as enthusiastic, passionate, and driven. I have a secure Government job, good credit, and a history of making payments on-time. Unfortunately I can only afford to make a small down payment on the ring and would like to propose within the next 6 months. This leaves me in a tough scenario as I am also trying to save for a home, but do not see how I can afford to do both without some help. I want to show her how much she means to me, by taking the next step. Thanks so very much.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,002.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435443	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435443. Member loan 435443 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	full service vending co	Debt-to-income ratio:	3.93%
Length of employment:	14 years 2 months	Location:	MOUNT ARLINGTON, NJ

Home town:	Denville
Current & past employers:	full service vending co
Education:

This borrower member posted the following loan description, which has not been verified:

loan to a family member

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,575.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435468	$9,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435468. Member loan 435468 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,575 / month
Current employer:	Parsons Brinckerhoff	Debt-to-income ratio:	9.81%
Length of employment:	10 years	Location:	CARDIFF BY THE SEA, CA

Home town:
Current & past employers:	Parsons Brinckerhoff
Education:

This borrower member posted the following loan description, which has not been verified:

Desiring loan with a better interest rate

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	12
Revolving Credit Balance:	$19,262.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435489

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435489	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435489. Member loan 435489 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,070 / month
Current employer:	Northwest Savings Bank	Debt-to-income ratio:	19.84%
Length of employment:	12 years 4 months	Location:	WARREN, PA

Home town:
Current & past employers:	Northwest Savings Bank, U.S. Navy
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to use this money to pay off credit card debt. I would like to own my own home and believe this is an important first step towards that goal. As you will see by my credit report I have paid my debts in good faith.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	50
Revolving Credit Balance:	$10,979.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435495	$11,200	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435495. Member loan 435495 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,688 / month
Current employer:	Robert Half International	Debt-to-income ratio:	16.81%
Length of employment:	4 years 10 months	Location:	Dublin, CA

Home town:
Current & past employers:	Robert Half International
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay off credit card debt to be debt free!

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,843.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435505	$15,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435505. Member loan 435505 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Army National Guard	Debt-to-income ratio:	1.64%
Length of employment:	6 years 3 months	Location:	SELDEN, NY

Home town:	Smithtown
Current & past employers:	Army National Guard, North Shore Motorcycles
Education:	Excelsior College

This borrower member posted the following loan description, which has not been verified:

Hi- My name is Marc, or "Sarge" as I am frequently called. Since returning from my Iraq deployment in '08, I have opened up a small motorcycle parts and accessories store called INFANTRY MOTORCYCLES in the beautiful coastal town of Sayville, Long Island, NY. I have formed my LLC and have my approved Certificate of Authority to collect NYS sales tax. I have received all permits and permissions from the State and local governments. I have advertised in the yellow pages, opened my storefront and my web designer is currently finishing up my web presence. I expect my opening to be between Aug 23 and Sep 1, 2009. .. Although I am operational, I could use some capital for inventory purchases. According to my plan and the model I've followed, I expect to be grossing 30K per month in gross sales by Nov 09, 60K 3 months thereafter with continuous growth. As a Iraq War combat veteran and small business owner, I respectfully request and would appreciate your assistance.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	78
Revolving Credit Balance:	$2,248.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435522	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435522. Member loan 435522 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Northwestern Mutual	Debt-to-income ratio:	22.88%
Length of employment:	12 years 10 months	Location:	Freeport, NY

Home town:
Current & past employers:	Northwestern Mutual
Education:	University of Notre Dame, Fordham University School of Law

This borrower member posted the following loan description, which has not been verified:

This is my second loan with Lending Club. I find the idea to be very positive, and I hate paying banks. I am moving more debt to Lending Club and will continue to make payments on time for the life of this loan.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,282.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435539	$8,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435539. Member loan 435539 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Sam's Club/Wal-Mart	Debt-to-income ratio:	14.26%
Length of employment:	4 years 10 months	Location:	Cincinnati, OH

Home town:	Georgetown
Current & past employers:	Sam's Club/Wal-Mart, Applebee's
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am getting married next spring and need a small loan to cover expenses such as plane tickets for relatives, dresses, tuxedo rentals, flowers, and part of the honeymoon expense. I will be recieving a large sum of money at the beginning of next year in the form of a bonus from my employer to cover the expense of the loan. I have never missed or been late on any of my current installment payments (home and car). I have been at my current place of employment for more than 7 years and have a good credit history.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,304.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435549	$2,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435549. Member loan 435549 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	N/A (self-employed)	Debt-to-income ratio:	1.31%
Length of employment:	1 year	Location:	Sterling, MA

Home town:	Hartford
Current & past employers:	N/A (self-employed), HubCast, NAPC
Education:	University of Vermont

This borrower member posted the following loan description, which has not been verified:

I have started a small business, DBA "Pump Salvage" that buys surplus industrial process equipment from closed factories and sells the items for a profit on eBay. I work with an expert in pumps and process equipment that inspects all inventory personally, and understands each item's true market value. We only buy at the lowest possible cost. Currently I net 20% on profits from the sale of each item. With this loan, I would increase my profit on each sale to 40-50% by investing in inventory. I handle all sales and marketing, and have set up a website, eBay store, and we have processed a few orders. I created the company logo, and am working on inbound marketing using Google Analytics, and soon will be publishing and blogging to drive site visitors. Our prospects for growth are good, however our sales are entirely driven by market demand, and available inventory, thus the loan request. This loan is small enough that I can personally guarantee the funds, and my credit is excellent.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,373.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435556	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435556. Member loan 435556 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,042 / month
Current employer:	Sherwin-Williams	Debt-to-income ratio:	21.06%
Length of employment:	8 years 6 months	Location:	Leavenworth, KS

Home town:	Leavenworth
Current & past employers:	Sherwin-Williams
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest debt into a smaller monthly payment. I feel I am credit worthy and would like to use my savings to pay down principal on other debt.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,089.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435561	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435561. Member loan 435561 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,603 / month
Current employer:	URS Corporation	Debt-to-income ratio:	6.67%
Length of employment:	18 years	Location:	Berkeley, CA

Home town:	Walnut Creek
Current & past employers:	URS Corporation
Education:	U.C. Berkeley

This borrower member posted the following loan description, which has not been verified:

The loan content is for home improvement for my house in the Berkeley hills, California. I intend to extend the dormers in an upstairs room to the edges, thereby making the space larger. And also to level the front porch, which has sagged over the decades since my grandparents built this house in 1923. In addition, I need to replace the old knob-and-tube wiring with modern cable, and sand and finish the floors. I also want to pay off a Wells Fargo credit card.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,107.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435588	$17,800	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435588. Member loan 435588 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Wallstreet Systems	Debt-to-income ratio:	19.23%
Length of employment:	1 year 1 month	Location:	LYNDHURST, NJ

Home town:	Buffalo
Current & past employers:	Wallstreet Systems, Citibank, Six Flags, Lasertron, Tim Hortons, Walh Performing Arts Studios, Silvertree Productions
Education:	SUNY at Buffalo, SUNY College at Buffalo, Fordham University, Niagara University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. I've been fortunate enough in the last year to secure a great paying job which has made life much more comfortable but I'm bogged down with high interest rate credit that significantly extends the pay off time.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,300.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435594	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435594. Member loan 435594 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	6.89%
Length of employment:	15 years	Location:	Sandy, UT

Home town:	Salt Lake City
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Purchasing an existing tanning salon. Salon has been in business for 6+ years. Net profit for the last 3 years has been between 30k and 40K each year. Purchase price for the business is 92K. I have 80K on hand and am looking for additional 20k to complete purchase and working capital.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,079.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435599	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435599. Member loan 435599 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	House & Home, Inc	Debt-to-income ratio:	10.71%
Length of employment:	5 years 6 months	Location:	Ponte Vedra Beach, FL

Home town:	Louisville
Current & past employers:	House & Home, Inc, Hillin Homes, Inc
Education:	University of West Georgia

This borrower member posted the following loan description, which has not been verified:

We are attempting to consolidate $20,000 of high interest credit card debt at the company I own. We currently have good cash flows and signed contracts for construction moving forward. We have been very fortunate to have weathered the current financial storm better than most in our industry. We are looking to reduce our monthly cost as efficiently as possible and run as lean as possible moving forward. The company has land assets with no debt, equipment with no debt. We are simply looking at this opportunity to save money by being able to eliminate the high interest credit cards. Thank you for considering this loan.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,649.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435606	$8,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435606. Member loan 435606 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	camelot pool company	Debt-to-income ratio:	10.12%
Length of employment:	4 years	Location:	JONESBORO, GA

Home town:	Gulf Shores
Current & past employers:	camelot pool company
Education:	Clayton State University, Georgia State University

This borrower member posted the following loan description, which has not been verified:

i am trying to conslidate all of my credit card debt into one monthly payment at a lower interest rate.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,884.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435612	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435612. Member loan 435612 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Sapient Corporation	Debt-to-income ratio:	10.90%
Length of employment:	1 year 4 months	Location:	New York, NY

Home town:	Baltimore
Current & past employers:	Sapient Corporation, Deutsche Bank
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my high-rate credit cards. As you know, the card companies are raising all of their rates. I always pay my bills on time. You will receive your money with interest as planned. Thank you in advance.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,497.00	Public Records On File:	1
Revolving Line Utilization:	90.30%	Months Since Last Record:	43
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435617	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435617. Member loan 435617 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,917 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	17.68%
Length of employment:	1 year 11 months	Location:	Round O, SC

Home town:	Philadelphia
Current & past employers:	Wal-Mart Stores, CVS/Pharmacy
Education:	Shaw University, Temple Univeristy School of Pharmacy

This borrower member posted the following loan description, which has not been verified:

My newly constructed home is almost complete, and I have persued other avenues to getting the funds to complete the project, so once you pull my credit, it will reflect multi-inquiries.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,572.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435618	$1,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435618. Member loan 435618 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Dedola Global Logistics	Debt-to-income ratio:	7.25%
Length of employment:	1 year 10 months	Location:	Westminster, CA

Home town:	Torrance
Current & past employers:	Dedola Global Logistics, Hankyu Int'l Transport
Education:	California State Polytechnic University-Pomona

This borrower member posted the following loan description, which has not been verified:

Would like just 1 monthly payment to payoff all my credit cards.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,820.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435619	$1,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435619. Member loan 435619 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	17.65%
Length of employment:	9 years 2 months	Location:	Canoga Park, CA

Home town:	Los Angeles
Current & past employers:	Los Angeles Unified School District
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

My name is Christine Selem and I am a National Board Certified Elementary School Teacher. I have been continuously employed with Los Angeles Unified School District for the past nine years. I have credit card debt due to uninsured dental expenses and I was a recent victim of an on-line scam. I am determined to get out of credit card debt. I have the income to pay my monthly minimum payments and have done so, but as we all know that is not a way to get out of debt in an efficient way. I have recently payed off one credit card and I am going to pay off another credit card next month. While this is encouraging and motivating, I still have a huge mountain of debt to climb. I am not able to refinance my condominium for debt consolidation because I have no equity due to the down turn in the real estate market. I have a reliable income stream and I have consistently payed all my creditors as agreed. Please consider my request for this loan. Thank you.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,106.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435666	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435666. Member loan 435666 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Discovery Contracting, LLC	Debt-to-income ratio:	0.40%
Length of employment:	2 years 1 month	Location:	Pittsburgh, PA

Home town:	Pittsburgh
Current & past employers:	Discovery Contracting, LLC, West Penn Hospital
Education:	Clarion University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am interested in getting a loan to buy a 4 unit apartment building and repair it to be rented. The building needs a little work with my partner and myself completing all the necessary repairs since we are in the remodeling business. The building needs some new plumbing work due to someone breaking into it and stealing some copper. Three of the four units just need some cosmetic work and the four needs a kitchen and bath also. The units will rent between $400 - $450 a month plus a two car garage that will rent for $125 a month. There will also be laundry on site to generate income. We plan on renovating and getting all the units rented out in the first two months generating cash flow of at least $1725 a month.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	82
Revolving Credit Balance:	$291.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 21 dated August 19, 2009